                                                                   EXHIBIT 10.4

                                                        [EXECUTION COUNTERPART]



                           LENNOX INTERNATIONAL INC.



                      6.56% Senior Notes due April 3, 2005

                                PPN 52610* AK 9

                                 ($25,000,000)



                      6.75% Senior Notes due April 3, 2008

                                PPN 52610* AL 7

                                 ($50,000,000)

                            NOTE PURCHASE AGREEMENT

                              Dated  April 3,1998

                               TABLE OF CONTENTS

Section                                                                                                              Page
-------                                                                                                              ----
1. AUTHORIZATION OF NOTES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

2. SALE AND PURCHASE OF NOTES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

3. CLOSING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

4. CONDITIONS TO CLOSING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

  4.1. REPRESENTATIONS AND WARRANTIES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

  4.2. PERFORMANCE; NO DEFAULT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

  4.3. COMPLIANCE CERTIFICATES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

  4.4. OPINIONS OF COUNSEL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

  4.5. PURCHASE PERMITTED BY APPLICABLE LAW, ETC.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

  4.6. SALE OF OTHER NOTES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

  4.7. PAYMENT OF SPECIAL COUNSEL FEES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

  4.8. PRIVATE PLACEMENT NUMBER   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

  4.9. CHANGES IN CORPORATE STRUCTURE   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

  4.10. PROCEEDINGS AND DOCUMENTS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

  4.11 AMENDMENT OF EXISTING NOTE PURCHASE AGREEMENTS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

  5.1. ORGANIZATION; POWER AND AUTHORITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

  5.2. AUTHORIZATION, ETC.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

  5.3. DISCLOSURE   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

  5.4. ORGANIZATION AND OWNERSHIP OF SHARES OF SUBSIDIARIES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

  5.5. FINANCIAL STATEMENTS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

  5.6. COMPLIANCE WITH LAWS, OTHER INSTRUMENTS, ETC.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

  5.7. GOVERNMENTAL AUTHORIZATIONS, ETC.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

  5.8. LITIGATION; OBSERVANCE OF STATUTES AND ORDERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

  5.9. TAXES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

  5.10. TITLE TO PROPERTY; LEASES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

  5.11. LICENSES, PERMITS, ETC.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

  5.12. COMPLIANCE WITH ERISA   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

  5.13. PRIVATE OFFERING BY THE COMPANY   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

  5.14. USE OF PROCEEDS; MARGIN REGULATIONS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

  5.15. EXISTING INDEBTEDNESS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

  5.16. FOREIGN ASSETS CONTROL REGULATIONS, ETC.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

  5.17. STATUS UNDER CERTAIN STATUTES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

6. REPRESENTATIONS OF THE PURCHASER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

  6.1. PURCHASE FOR INVESTMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

  6.2. SOURCE OF FUNDS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

7. INFORMATION AS TO COMPANY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

  7.1. FINANCIAL AND BUSINESS INFORMATION.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

  7.2. OFFICER'S CERTIFICATE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

  7.3. INSPECTION; CONFIDENTIALITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

8. PREPAYMENT OF THE NOTES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

  8.1. REQUIRED PREPAYMENTS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

  8.2. . OPTIONAL PREPAYMENTS WITH MAKE-WHOLE AMOUNT.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

  8.3 ALLOCATION OF PARTIAL PREPAYMENTS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

  8.4 MATURITY; SURRENDER, ETC.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

  8.5 PURCHASE OF NOTES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

  8.6 MAKE-WHOLE AMOUNT   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

9. AFFIRMATIVE COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

  9.1 COMPLIANCE WITH LAW   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

  9.2. INSURANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

  9.3. MAINTENANCE OF PROPERTIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

  9.4. PAYMENT OF TAXES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

  9.5. CORPORATE EXISTENCE, ETC.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

  9.6 PURCHASE OF NOTE UPON CHANGE OF CONTROL   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

  9.7. MOST FAVORED LENDER'S STATUS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

  9.8. TRANSACTIONS WITH AFFILIATES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

  9.9. ENVIRONMENTAL MATTERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

10. NEGATIVE COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

  10.1. TRANSACTIONS WITH AFFILIATES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

  10.2. MERGER, CONSOLIDATION, ETC.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

  10.3.  SALE OF ASSETS, ETC.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

  10.4. INCURRENCE OF DEBT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

  10.5. LIENS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

  10.6. RESTRICTED PAYMENTS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

  10.7. CONSOLIDATED NET WORTH  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

  10.8. LIMITATION ON DIVIDEND RESTRICTIONS, ETC.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

  10.9. LIMITATION ON RESTRICTED INDEBTEDNESS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

  10.10. PREFERRED STOCK OF RESTRICTED SUBSIDIARIES.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

  10.11. NO REDESIGNATION OF RESTRICTED SUBSIDIARIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

11. EVENTS OF DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

12. REMEDIES ON DEFAULT, ETC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

  12.1. ACCELERATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

  12.2. OTHER REMEDIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

  12.3. RESCISSION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

  12.4. NO WAIVERS OR ELECTION OF REMEDIES, EXPENSES, ETC.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29





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
13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

  13.1. REGISTRATION OF NOTES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

  13.2. TRANSFER AND EXCHANGE OF NOTES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

  13.3. REPLACEMENT OF NOTES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

14. PAYMENTS ON NOTES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

  14.1. PLACE OF PAYMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

  14.2. HOME OFFICE PAYMENT   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

15. EXPENSES, ETC.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

  15.1. TRANSACTION EXPENSES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

  15.2. SURVIVAL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . .  32

17. AMENDMENT AND WAIVER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

  17.1. REQUIREMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

  17.2. SOLICITATION OF HOLDERS OF NOTES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

  17.3. BINDING EFFECT, ETC.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

  17.4. NOTES HELD BY COMPANY, ETC.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

18. NOTICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

19. REPRODUCTION OF DOCUMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

20. CONFIDENTIAL INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

21. SUBSTITUTION OF PURCHASER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35

22. MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36

  22.1. SUCCESSORS AND ASSIGNS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36

  22.2. PAYMENTS DUE ON NON-BUSINESS DAYS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36

  22.3. SEVERABILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36

  22.4. CONSTRUCTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36





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
  22.5. COUNTERPARTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36

  22.6. GOVERNING LAW   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37


SCHEDULE A -- INFORMATION RELATING TO PURCHASERS

SCHEDULE B -- DEFINED TERMS

SCHEDULE 5.4 -- Subsidiaries of the Company and Ownership of Subsidiary Stock

SCHEDULE 5.5 -- Financial Statements

SCHEDULE 5.14 -- Use of Proceeds

SCHEDULE 5.15  -- Existing Indebtedness

EXHIBIT 1-A  --  Form of 6.56% Senior Note due April 3, 2005

EXHIBIT 1-B -- Form of 6.75% Senior Note due April 3, 2008

EXHIBIT 4.4(a) -- Form of Opinion of Counsel for the Company

EXHIBIT 4.4(b) -- Form of Opinion of Special Counsel for the Purchasers

EXHIBIT 4.11 -- Form of Amendment to Existing Note Purchase Agreements

                      6.56% Senior Notes due April 3, 2005

                      6.75% Senior Notes due April 3, 2008

                                                                   April 3, 1998

TO EACH OF THE PURCHASERS LISTED IN
             THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

       Lennox International Inc., a Delaware corporation (the "COMPANY"), agrees with you as follows:

1.     AUTHORIZATION OF NOTES

             The Company will authorize the issue and sale of $25,000,000 aggregate principal amount of its 6.56% Senior Notes due April 3, 2005 (the "6.56% NOTES") and $50,000,000 aggregate principal amount of its 6.75% Senior Notes due April 3, 2008 (the "6.75% NOTES" and, together with the 6.56% Notes, collectively, the "NOTES"; the terms "6.56% NOTES," "6.75% NOTES" and "NOTES" to include any notes issued in substitution therefor pursuant to Section 13 of this Agreement or the Other Agreements (as hereinafter defined)). The 6.56% Notes and the 6.75% Notes shall be substantially in the forms set out in Exhibits 1-A and 1-B, respectively, with such changes therefrom, if any, as may be approved by you and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "SCHEDULE" or an "EXHIBIT" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

2.     SALE AND PURCHASE OF NOTES

             Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and you will purchase from the Company, at the Closing provided for in Section 3, Notes of the Series and in the principal amount specified opposite your name in Schedule A at the purchase price of 100% of the principal amount thereof. Contemporaneously with entering into this Agreement, the Company is entering into separate Note Purchase Agreements (the "OTHER AGREEMENTS") identical with this Agreement with each of the other purchasers named in Schedule A (the "OTHER PURCHASERS"), providing for the sale at such Closing to each of the Other Purchasers of Notes of the Series and in the principal amount specified opposite its name in Schedule A. Your obligation hereunder and the obligations of the Other Purchasers under the Other Agreements are several and not joint obligations and you shall have no obligation under any Other Agreement and no liability to any Person for the performance or non-performance by any Other Purchaser thereunder.

3.     CLOSING

             The sale and purchase of the Notes to be purchased by you and the Other Purchasers shall occur at the offices of Baker & Botts, L.L.P., 2001 Ross Avenue, Dallas, Texas 75201, at 10:00 a.m., Dallas time, at a closing (the "CLOSING") on April 3, 1998 or on such other Business Day thereafter on or prior to April 8, 1998 as may be agreed upon by the Company and you and the Other Purchasers. At the Closing the Company will deliver to you the Notes to be purchased by you in the form of a single Note of the Series specified opposite your name in Schedule A (or such greater number of Notes in denominations of at least $5,000,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 849820 at The Northern Trust Company, Chicago, Illinois, ABA #071000152. If at the Closing the Company shall fail to tender such Notes to you as provided above in this
Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

4.     CONDITIONS TO CLOSING.

             Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

4.1.   REPRESENTATIONS AND WARRANTIES.

             The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.

4.2.   PERFORMANCE; NO DEFAULT.

             The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Schedule 5.14) no Default or Event of Default shall have occurred and be continuing.

4.3.   COMPLIANCE CERTIFICATES.

             (a) Officer's Certificate. The Company shall have delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

             (b) Secretary's Certificate. The Company shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and the Agreements.

4.4.   OPINIONS OF COUNSEL.

             You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing (a) from Anne W. Teeling, Assistant General Counsel for the Company, covering the matters set forth in
Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to you) and (b) from Baker & Botts, L.L.P., your special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as you may reasonably request.

4.5.   PURCHASE PERMITTED BY APPLICABLE LAW, ETC.

             On the date of the Closing your purchase of Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (iii) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

4.6.   SALE OF OTHER NOTES.

             Contemporaneously with the Closing the Company shall sell to the Other Purchasers and the Other Purchasers shall purchase the Notes to be purchased by them at the Closing as specified in Schedule A.

4.7.   PAYMENT OF SPECIAL COUNSEL FEES

             Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of your special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

4.8.   PRIVATE PLACEMENT NUMBER.

             A Private Placement number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for each Series of Notes.

4.9.   CHANGES IN CORPORATE STRUCTURE

             The Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

4.10.  PROCEEDINGS AND DOCUMENTS.

             All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

4.11   AMENDMENT OF EXISTING NOTE PURCHASE AGREEMENTS.

             The Company, you and each of the Other Purchasers shall have executed and delivered at the Closing an amendment to the Existing Note Purchase Agreements, substantially in the form of Exhibit 4.11.

5.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

             The Company represents and warrants to you that:

5.1.   ORGANIZATION; POWER AND AUTHORITY

             The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Other Agreements and the Notes and to perform the provisions hereof and thereof.

5.2.   AUTHORIZATION, ETC.

             This Agreement and the Other Agreements and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3.   DISCLOSURE.

             The Company, through its agent, SBC Warburg Dillon Read Inc., has delivered to you and each Other Purchaser a copy of a Confidential Private Placement Memorandum, dated February 1998 (the "MEMORANDUM"), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and properties of the Company and its Restricted Subsidiaries. This Agreement, the Memorandum and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or in the financial statements listed in Schedule 5.5, since December 31, 1997, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any of its Subsidiaries except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the financial statements listed in Schedule 5.5.

5.4.   ORGANIZATION AND OWNERSHIP OF SHARES OF SUBSIDIARIES

             (a) Schedule 5.4 is (except as noted therein) a complete and correct list of the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, and specifying whether such Subsidiary is designated a Restricted Subsidiary.

             (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

             (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

5.5.   FINANCIAL STATEMENTS.

             The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule
5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries, and of the Company and its Restricted Subsidiaries, as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

5.6.   COMPLIANCE WITH LAWS, OTHER INSTRUMENTS, ETC.

             The execution, delivery and performance by the Company of this Agreement and the Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other Material agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

5.7.   GOVERNMENTAL AUTHORIZATIONS, ETC.

             No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes.

5.8.   LITIGATION; OBSERVANCE OF STATUTES AND ORDERS

             (a) There are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

             (b) Neither the Company nor any Subsidiary is in default under any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

5.9.   TAXES.

             The Company and its Subsidiaries have filed all income tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Federal income tax liabilities of the Company and its Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended December 31, 1992.

5.10.  TITLE TO PROPERTY; LEASES.

             The Company and its Subsidiaries have good and sufficient title to their respective Material properties, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement, except for those defects in title and Liens that, individually or in the aggregate, would not have a Material Adverse Effect. All Material leases are valid and subsisting and are in full force and effect in all material respects.

5.11.  LICENSES, PERMITS, ETC.

             The Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that are Material, without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect.

5.12.  COMPLIANCE WITH ERISA.

             (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that would reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

             (b) The present value of the aggregate accrued plan benefit liabilities under each of the Plans that are subject to Title IV of ERISA (other than Multiemployer Plans), determined in accordance with Financial Accounting Standards Board Statement No. 87 as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than $3,000,000 in the case of any single Plan and by more than $3,000,000 in the aggregate for all Plans.

             (c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

             (d) The expected postretirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries was approximately $18,733,000 as of December 31, 1997.

             (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of your representation in
Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by you.

5.13.  PRIVATE OFFERING BY THE COMPANY

             Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than you, the Other Purchasers and not more than five other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

5.14.  USE OF PROCEEDS; MARGIN REGULATIONS

             The Company will apply the proceeds of the sale of the Notes as set forth in Schedule 5.14. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the Company and its Restricted Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms "MARGIN STOCK" and "PURPOSE OF BUYING OR CARRYING" shall have the meanings assigned to them in said Regulation U.

5.15.  EXISTING INDEBTEDNESS.

             Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Restricted Subsidiaries (other than Indebtedness of Restricted Subsidiaries to the Company or other Wholly-Owned Restricted Subsidiaries) as of January 31, 1998, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Restricted Subsidiaries. Neither the Company nor any Restricted Subsidiary is in default, and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Restricted Subsidiary, and no event or condition exists with respect to any Indebtedness of the Company or any Restricted Subsidiary the outstanding principal amount of which exceeds $3,000,000 in the aggregate that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment. To the knowledge of the Responsible Officers of the Company, no event or condition exists with respect to any Indebtedness of the Company or any Restricted Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

5.16.  FOREIGN ASSETS CONTROL REGULATIONS, ETC.

             Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

5.17.  STATUS UNDER CERTAIN STATUTES.

             Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Interstate Commerce Act, as amended, or the Federal Power Act, as amended.

6.     REPRESENTATIONS OF THE PURCHASER.

6.1.   PURCHASE FOR INVESTMENT.

             You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

6.2.   SOURCE OF FUNDS.

             You represent that at least one of the following statements is an accurate representation as to each source of funds (a "SOURCE") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

             (a) the Source is an "INSURANCE COMPANY GENERAL ACCOUNT" (as the term is defined in PTCE 95-60 (issued July 12, 1995)) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the "NAIC ANNUAL STATEMENT")) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTCE 95- 60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with your state of domicile; or

             (b) the Source is a separate account that is maintained solely in connection with your fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account or to any participant or beneficiary of such plan (including any annuitant), are not affected in any manner by the investment performance of the separate account; or

             (c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTCE 90-1 (issued January 29, 1990), or
(ii) a bank collective investment fund, within the meaning of the PTCE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

             (d) the Source constitutes assets of an "INVESTMENT FUND" (within the meaning of Part V of the QPAM Exemption) managed by a "QUALIFIED PROFESSIONAL ASSET MANAGER" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "CONTROL" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (d); or

             (e)     the Source is a governmental plan; or

             (f) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (f); or

             (g) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms "EMPLOYEE BENEFIT PLAN", "GOVERNMENTAL PLAN", "PARTY IN INTEREST" and "SEPARATE ACCOUNT" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

7.     INFORMATION AS TO COMPANY.

7.1.   FINANCIAL AND BUSINESS INFORMATION.

             The Company shall deliver to each holder of Notes that is an Institutional Investor:

             (a) Quarterly Statements -- within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of

             (i) consolidated and consolidating balance sheets of the Company and its Restricted Subsidiaries and of the Company and its Subsidiaries as at the end of such quarter, and

             (ii) consolidated and consolidating statements of income, changes in shareholders' equity and cash flows of the Company and its Restricted Subsidiaries and of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, all in reasonable detail and setting forth, in the case of such consolidated statements, in comparative form the figures for the corresponding periods in the previous fiscal year, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a); provided further that if such Form 10-Q does not contain consolidating information for the Company and its Restricted Subsidiaries, the Company shall also deliver to each such holder the consolidating information described in this Section 7.1(a);

             (b) Annual Statements -- within 120 days after the end of each fiscal year of the Company, duplicate copies of

             (i) consolidated and consolidating balance sheets of the Company and its Restricted Subsidiaries and of the Company and its Subsidiaries, as at the end of such year, and

             (ii) consolidated and consolidating statements of income, changes in shareholders' equity and cash flows of the Company and its Restricted Subsidiaries and of the Company and its Subsidiaries, for such year;

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied, (1) in the case of the consolidated statements, by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and (2) in the case of the consolidating statements, either certified by a Senior Financial Officer as fairly stating, or accompanied by a report thereon by such accountants containing a statement to the effect that such consolidating financial statements fairly state, the financial position and the results of operations and cash flows of the companies being reported upon in all material respects in relation to the consolidated financial statements for the periods indicated as a whole; provided that the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of clauses (i) and (ii) of this Section 7.1(b); provided further that if such Form 10-K does not contain consolidating information for the Company and its Restricted Subsidiaries, the Company shall also deliver to each such holder the consolidating information described in this Section 7.1(b); and

             (iii) a certificate of such accountants stating that in making the examination for such report, they have obtained no knowledge of any Default or Event of Default, or, if they have obtained knowledge of any Default or Event of Default, specifying the nature and period of existence thereof and the action the Company has taken or proposes to take with respect thereto.

             (c) SEC and Other Reports - if the Company or any Restricted Subsidiary shall be required to file reports with the Securities and Exchange Commission, promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Restricted Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement that shall have become effective (without exhibits except as expressly requested by such holder), and each final prospectus and all amendments thereto filed by the Company or any Restricted Subsidiary with the Securities and Exchange Commission;

             (d) Notice of Default or Event of Default -- promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

             (e) ERISA Matters -- promptly, and in any event within five days after a Responsible Officer becomes aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

             (i) with respect to any Plan, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof and the potential cost to the Company or such ERISA Affiliate resulting therefrom exceeds $500,000; or

             (ii) the taking by the PBGC of steps to institute, or the threatening in writing by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

             (iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect; and

             (f) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Restricted Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

7.2.   OFFICER'S CERTIFICATE.

             Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

             (a) Covenant Compliance -- the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Section 10.3 through Section 10.9 hereof, inclusive, and with all Additional Covenants, if any, that involve calculations during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section or Additional Covenant, as the case may be, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections or Additional Covenants, as the case may be, and the calculation of the amount, ratio or percentage then in existence);

             (b) Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto;

             (c) Management's Discussion and Analysis -- a written discussion and analysis by management of the financial condition and results of operations of the lines of business conducted by each material Restricted Subsidiary for such accounting period; and

             (d) Litigation -- a written statement that, to the best of such Officer's knowledge after due inquiry, except as otherwise disclosed in writing to you, there is no litigation (including derivative actions), arbitration proceeding or governmental proceeding pending to which the

Company or any Subsidiary is a party, or with respect to the Company or any Subsidiary or their respective properties, which has a significant possibility of materially and adversely affecting the business, operations, properties or condition of the Company or of the Company and its Subsidiaries taken as a whole.

7.3.   INSPECTION; CONFIDENTIALITY.

             The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

             (a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Restricted Subsidiaries with the Company's officers and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Restricted Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing;

             (b) Default -- if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested; and

             (c) Technical Data - anything herein to the contrary notwithstanding, neither the Company nor any of its Subsidiaries shall have any obligations to disclose pursuant to this Agreement any engineering, scientific, or other technical data without significance to your analysis of the financial position of the Company and its Subsidiaries.

8.     PREPAYMENT OF THE NOTES.

8.1.   REQUIRED PREPAYMENTS.

             There are no required prepayments with respect to the Notes.

8.2.   OPTIONAL PREPAYMENTS WITH MAKE-WHOLE AMOUNT.

             The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than $5,000,000 of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with

Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

8.3.   ALLOCATION OF PARTIAL PREPAYMENTS.

             In the case of each partial prepayment of the Notes, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

8.4.   MATURITY; SURRENDER, ETC.

             In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and canceled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

8.5.   PURCHASE OF NOTES.

             The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes or (b) pursuant to
Section 9.6. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to
Section 9.6 or any other provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

8.6.   MAKE-WHOLE AMOUNT.

             The term "MAKE-WHOLE AMOUNT" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero, and provided, further, that separate calculations of the Make-Whole Amount shall be made for the 6.56% Notes and the 6.75% Notes. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

             "CALLED PRINCIPAL" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

             "DISCOUNTED VALUE" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

             "REINVESTMENT YIELD" means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "PAGE 678" on the Telerate Access Service (or such other display as may replace Page 678 on Telerate Access Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the duration closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the duration closest to and less than the Remaining Average Life.

             "REMAINING AVERAGE LIFE" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

             "REMAINING SCHEDULED PAYMENTS" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

             "SETTLEMENT DATE" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to
Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

9.     AFFIRMATIVE COVENANTS.

             The Company covenants that so long as any of the Notes are outstanding:

9.1.   COMPLIANCE WITH LAW.

             The Company will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not reasonably be expected, individually or in the aggregate, to have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Company and its Restricted Subsidiaries taken as a whole.

9.2.   INSURANCE.

             The Company will and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

9.3.   MAINTENANCE OF PROPERTIES.

             The Company will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance would not, individually or in the aggregate, have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Company and its Restricted Subsidiaries taken as a whole.

9.4.   PAYMENT OF TAXES.

             The Company will and will cause each of its Subsidiaries to file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies payable by any of them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, provided that neither the Company nor any Subsidiary need pay any such tax or assessment if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes and assessments in the aggregate would not reasonably be expected to have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Company and its Restricted Subsidiaries taken as a whole.

9.5.   CORPORATE EXISTENCE, ETC.

             The Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 10.2 and 10.3, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Restricted Subsidiaries (unless merged into the Company or a Restricted Subsidiary) and all rights and franchises of the Company and its Restricted Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Company and its Restricted Subsidiaries taken as a whole.

9.6    PURCHASE OF NOTE UPON CHANGE OF CONTROL.

             At least 15 Business Days (or, in the case of any transaction permitted by Section 10.2 resulting in a Change of Control, at least 45 days) and not more than 90 days prior to the occurrence of any Change of Control, the Company will give written notice thereof to each holder of an outstanding Note in the manner and to the address specified for notices pursuant to this Section
9.6 for such holder in Schedule A or as otherwise specified by such holder in writing to the Company. Such notice shall contain (i) an offer by the Company to purchase, on the date of such Change of Control or, if such notice shall be delivered less than 35 days prior to the date of such Change of Control, on the date 35 days after the date of such notice (the "PURCHASE DATE"), all Notes held by each such holder at a price equal to 100% of the principal amount thereof, together with interest accrued thereon to the Purchase Date, (ii) the estimated amount of accrued interest, showing in reasonable detail the calculation thereof and (iii) the Company's estimate of the date on which such Change of Control shall occur. Said offer shall be deemed to lapse as to any such holder which has not replied affirmatively thereto in writing within 35 days of the giving of such notice. As soon as practicable (and in any event at least 24 hours) prior to such Change of Control, the Company shall give written confirmation of the date thereof to each such holder which has affirmatively replied to the notice given pursuant to the first sentence of this Section 9.6. In the event that the Company shall purchase any Notes pursuant to this Section 9.6, the same shall thereafter be canceled and not reissued and shall not be deemed "OUTSTANDING" for any purpose of this Agreement.

             For the purposes of this Section 9.6, a "CHANGE OF CONTROL" shall be deemed to occur if any New Owner shall acquire beneficial ownership of shares in the Company having Voting Rights pertaining thereto which would allow such New Owner to elect more members of the board of directors than could be elected by the exercise of all Voting Rights pertaining to shares in the Company then owned beneficially by the Norris Family. As used in this Section 9.6:

                 (i) "VOTING RIGHTS" pertaining to shares of a corporation means the rights to cast votes for the election of directors of such corporation in ordinary circumstances (without consideration of voting rights which exist only in the event of contingencies).

                 (ii) "NORRIS FAMILY" means all persons who are lineal descendants of D.W. Norris (by birth or adoption), all spouses of such descendants, all estates of such descendants or spouses which are in the course of administration, all trusts for the benefit of such descendants or spouses, and all corporations or other entities in which, directly or indirectly, such descendants or spouses (either alone or in conjunction with other such descendants or spouses) have the right, whether by ownership of stock or other equity interests or otherwise, to direct the management and policies of such corporations or other entities (each such person, spouse, estate, trust, corporation or entity being referred to herein as a "MEMBER" of the Norris Family). In addition, so long as any employee stock ownership plan exercises its Voting Rights in the same manner as members of the Norris Family (exclusive of employee stock ownership plans) who have a majority of the Voting Rights exercised by all such members of the Norris Family, such employee stock ownership plan shall be deemed a member of the Norris Family.

                 (iii) "NEW OWNER" means any person (other than a member of the Norris Family), or any syndicate or group of persons (exclusive of all members of the Norris Family) which would be deemed a "PERSON" for the purposes of Section 13(d) of the Exchange Act, who directly or indirectly acquires shares in the Company.

Notwithstanding anything in this Section 9.6 to the contrary, if an Event of Default exists following a Change of Control and the Notes are accelerated pursuant to the provisions of Section 12.1, the holders of the Notes shall be entitled to receive the Make-Whole Amount relating to such accelerated amount as provided in Section 12.1.

9.7.   MOST FAVORED LENDER'S STATUS.

             The Company will not and will not permit any Restricted Subsidiary to enter into, assume or otherwise be bound or obligated under any agreement creating or evidencing Indebtedness or any agreement executed and delivered in connection with any Indebtedness containing one or more Additional Covenants or Additional Defaults (as defined below), unless prior written consent to such agreement shall have been obtained pursuant to Section 17; provided, however, in the event the Company or any Restricted Subsidiary shall enter into, assume or otherwise become bound by or obligated under any such agreement without the prior written consent of the holders of the Notes, the terms of this Agreement shall, without any further action on the part of the Company or any of the holders of the Notes, be deemed to be amended automatically to include each Additional Covenant and each Additional Default contained in such agreement. The Company further covenants to promptly execute and deliver at its expense an amendment to this Agreement in form and substance satisfactory to the Required Holders evidencing the amendment of this Agreement to include such Additional Covenants and Additional Defaults, provided that the execution and delivery of such amendment shall not be a precondition to the effectiveness of such amendment as provided for in this Section 9.7, but shall merely be for the convenience of the parties hereto.

                     For purposes of this Agreement, (i) the term "ADDITIONAL COVENANT" shall mean any affirmative or negative covenant or similar restriction applicable to the Company or any Restricted Subsidiary (regardless of whether such provision is labeled or otherwise characterized as a covenant) the subject matter of which either (A) is similar to that of the covenants in
Section 9 or 10 of this Agreement, or related definitions in Schedule B to this Agreement, but contains one or more percentages, amounts or formulas that is more restrictive than those set forth herein or more beneficial to the holder or holders of such other Indebtedness (and such covenant or similar restriction shall be deemed an "ADDITIONAL COVENANT" only to the extent that it is more restrictive or more beneficial) or (B) is different from the subject matter of the covenants in Section 9 or 10 of this Agreement, or related definitions in Schedule B to this Agreement; and (ii) the term "ADDITIONAL DEFAULT" shall mean any provision which permits the holder of such Indebtedness to accelerate (with the passage of time or giving of notice or both) the maturity thereof or otherwise require the Company or any Restricted Subsidiary to purchase such Indebtedness prior to the stated maturity of such Indebtedness and which either
(A) is similar to the Defaults and Events of Default contained in Section 11 of this Agreement, or related definitions in Schedule B to this Agreement, but contains one or more percentages, amounts or formulas that is more restrictive or has a shorter grace period than those set forth herein or is more beneficial to the holder or holders of such other Indebtedness (and such provision shall be deemed an "ADDITIONAL DEFAULT" only to the extent that it is more restrictive, has a shorter grace period or is more beneficial) or (B) is different from the subject matter of the Defaults and Events of Default contained in Section 11 of this Agreement, or related definitions in Schedule B to this Agreement.

             Notwithstanding anything herein to the contrary, until the earlier of (a) July 1, 1998 or (b) the amendment of such Revolving Credit Agreement on or after the date hereof, this Section 9.7 shall not apply to the Revolving Credit Agreement dated as of December 4, 1991, as amended prior to the date hereof, among the Company, the banks named on the signature pages thereof, and The Northern Trust Company, as agent.

9.8.   COVENANT TO SECURE NOTES EQUALLY.

             If the Company shall create, assume or permit to exist any Lien upon any of its property or assets, or permit any Restricted Subsidiary to create, assume or permit to exist any Lien upon any of its property or assets, whether now owned or hereafter acquired, other than those Liens permitted by the provisions of Section 10.5, the Company shall make or cause to be made effective provision whereby the Notes will be secured equally and ratably with any and all other obligations thereby secured, with the documentation for such security to be reasonably satisfactory to the Required Holders and, in any such case, the Notes shall have the benefit, to the fullest extent that, and with such priority as, the holders of the Notes may be entitled under applicable law, of an equitable Lien on such property. Any violation of Section 10.5 will constitute an Event of Default, whether or not provision is made for an equal and ratable Lien pursuant to this Section 9.8.

9.9.   ENVIRONMENTAL MATTERS.

             (a) The Company will and will cause each of its Subsidiaries to comply in all material respects with all applicable Environmental Laws if, individually or in the aggregate, failure to comply therewith could reasonably be expected to have a material adverse effect on the financial condition or results of operations of the Company or the Company and its Subsidiaries, taken as a whole.

             (b) The Company will not and will not permit any of its Subsidiaries to cause or allow any Hazardous Substance to be present at any time on, in, under or above any real property or any part thereof in which the Company or any Subsidiary has a direct interest (including without limitation ownership thereof or any arrangement for the lease, rental or other use thereof, or the retention of any mortgage or security interest therein or thereon), except in a manner and to an extent that is in compliance in all material respects with all applicable Environmental Laws or that will not have a material adverse effect on the financial condition or results of operations of the Company or the Company and its Subsidiaries, taken as a whole.

10.    NEGATIVE COVENANTS.

             The Company covenants that so long as any of the Notes are outstanding:

10.1.  TRANSACTIONS WITH AFFILIATES.

             The Company will not permit any Restricted Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Restricted Subsidiary), except pursuant to the reasonable requirements of the Company's or such Restricted Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Restricted Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

10.2.  MERGER, CONSOLIDATION, ETC.

             The Company will not consolidate with or merge with any other corporation or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person unless:

             (a) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety, as the case may be, shall be a solvent corporation organized and existing under the laws of the United States or any State thereof (including the District of Columbia), and, if the Company is not such corporation, such corporation shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement, the Other Agreements and the Notes, together with a favorable opinion of counsel satisfactory to each such holder covering such matters relating to such corporation and such assumption as such holder may reasonably request; and

             (b) immediately after giving effect to such transaction, no Default or Event of Default would exist;

             (c) immediately prior to and after giving effect to such transaction, the Company or such successor, as the case may be, would be permitted by the provisions of Sections 10.4 and 10.9 to incur at least $1.00 of additional Indebtedness and $1.00 of additional Restricted Indebtedness, respectively; and

             (d) in the case of any such transaction which would involve or result in a Change of Control, the Company shall have complied with Section 9.6.

             No such conveyance, transfer or lease of substantially all of the assets of the Company shall have the effect of releasing the Company or any successor corporation that shall theretofore have become such in the manner prescribed in this Section 10.2 from its liability under this Agreement or the Notes.

10.3.  SALE OF ASSETS, ETC.

             The Company will not, and will not permit any of its Restricted Subsidiaries to, make any Transfer, provided that the foregoing restriction does not apply to a Transfer if:

             (a) the property that is the subject of such Transfer constitutes either (i) inventory held for sale, or (ii) equipment, fixtures, supplies or materials no longer required in the operation of the business of the Company or such Restricted Subsidiary or that is obsolete, and, in the case of any Transfer described in clause (i) or (ii), such Transfer is in the ordinary course of business (each such Transfer, an "ORDINARY COURSE TRANSFER"); or

             (b)     such Transfer is from

              (i) a Restricted Subsidiary to the Company or another Restricted Subsidiary, or

              (ii)   the Company to a Restricted Subsidiary, or

              (iii) the Company to a Subsidiary (other than a Restricted Subsidiary) or from a Restricted Subsidiary to another Subsidiary (other than a Restricted Subsidiary) and in either case is for Fair Market Value, so long as immediately before and immediately after the consummation of such transaction, and after giving effect thereto, no Default or Event of Default exists or would exist (each such Transfer, an "INTERGROUP TRANSFER");

             (c) such Transfer is not an Ordinary Course Transfer or an Intergroup Transfer (such Transfers collectively referred to as "EXCLUDED TRANSFERS"), and all of the following conditions shall have been satisfied with respect thereto (the date of the consummation of such Transfer being referred to herein as the "PROPERTY DISPOSITION DATE"):

              (i) the book value of the assets included in such Transfer, together with the book value of the assets included in all other Transfers (other than Excluded Transfers) during the fiscal year which includes the Property Disposition Date, shall not exceed fifteen percent (15%) of Consolidated Assets as of the end of the most recent fiscal year;

              (ii) the book value of the assets included in such Transfer, together with the book value of the assets included in all other Transfers (other than Excluded Transfers) from January 1, 1998 through the Property Disposition Date, shall not exceed thirty percent (30%) of Consolidated Assets as of the end of the most recent fiscal year; and

              (iii) immediately after giving effect to such Transfer, no Default or Event of Default would exist and the Company would be permitted by the provisions of Sections 10.4 and
                     10.9 to incur at least $1.00 of additional Indebtedness and $1.00 of additional Restricted Indebtedness, respectively.

If, within twelve (12) months after the Property Disposition Date, the Company or a Restricted Subsidiary acquires assets similar to the assets included in the Transfer, then, only for the purpose of determining compliance with Sections 10.3(c)(i) and (ii), the lesser of the book value of the assets acquired or the book value of the assets included in the Transfer shall not be taken into account.

10.4.  INCURRENCE OF INDEBTEDNESS.

             The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume, guarantee, or otherwise become directly or indirectly liable with respect to any Indebtedness, unless on the date the Company or such Restricted Subsidiary becomes liable with respect to any such Indebtedness and immediately after giving effect thereto and to the substantially concurrent retirement of any other Indebtedness,

             (a)  no Default or Event of Default would exist, and

             (b) Consolidated Indebtedness would not exceed sixty percent (60%) of Consolidated Capitalization.

             For purposes of this Section 10.4, any Person becoming a Restricted Subsidiary after the date of this Agreement shall be deemed to have incurred all of its then outstanding Indebtedness at the time it becomes a Restricted Subsidiary.

10.5.  LIENS.

             The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Company or any such Restricted Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits, except:

             (a) Liens for taxes, assessments or other governmental charges the payment of which is not at the time required by Section 9.4;

             (b) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens, in each case, incurred in the ordinary course of business for sums not yet due;

             (c) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business (i) in connection with workers' compensation, unemployment insurance and other types of social security or retirement benefits, or (ii) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety bonds, appeal bonds, bids, leases (other than Capital Leases), performance bonds, purchase, construction or sales contracts and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property;

             (d) any attachment or judgment Lien, unless the judgment or other obligation it secures (i) shall not, within ninety (90) days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within ninety (90) days after the expiration of any such stay or (ii) exceeds, together with the amounts of all other obligations secured by attachment or judgment Liens at the time existing in respect of property of the Company and its Restricted Subsidiaries, $5,000,000;

             (e) leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to, and not interfering with, the ordinary conduct of the business of the Company or any of its Restricted Subsidiaries, provided that such Liens do not, in the aggregate, materially detract from the value of such property;

             (f) Liens on property or assets of the Company or any of its Restricted Subsidiaries securing Indebtedness or other obligations owing to the Company or to a Wholly Owned Restricted Subsidiary;

             (g) Liens existing on the date of this Agreement on the building referred to in item C of Schedule 5.15 and securing the Indebtedness referred to in item C of Schedule 5.15;

             (h) any Lien renewing, extending or refunding any Lien permitted by Subsection (g) above, provided that (i) the principal amount of Indebtedness secured by such Lien immediately prior to such extension, renewal or refunding is not increased or the maturity thereof reduced, (ii) such Lien is not extended to any other property, and (iii) immediately after such extension, renewal or refunding no Default or Event of Default would exist and the Company would be permitted by the provisions of Sections 10.4 and 10.9 to incur at least $1.00 of additional Indebtedness and $1.00 of additional Restricted Indebtedness, respectively; and

             (i) other Liens not otherwise permitted by Subsections (a) through (h) above, provided that (i) the total obligations secured by such other Liens shall not exceed 10% of Consolidated Capitalization and (ii) immediately after giving effect to the creation thereof, the Company would be permitted by the provisions of Sections 10.4 and 10.9 to incur at least $1.00 of additional Indebtedness and $1.00 of additional Restricted Indebtedness, respectively.

             For purposes of this Section 10.5, any Person becoming a Restricted Subsidiary after the date of this Agreement shall be deemed to have incurred all of its then outstanding Liens at the time it becomes a Restricted Subsidiary, and any Person extending, renewing or refunding any Indebtedness secured by any Lien shall be deemed to have incurred such Lien at the time of such extension, renewal or refunding.

10.6.  RESTRICTED PAYMENTS.

             The Company will not, and will not permit any of its Restricted Subsidiaries to, declare or make, or incur any liability to declare or make, any Restricted Payment, unless immediately after giving effect to such action:

             (a)     no Default or Event of Default would exist; and

             (b) the Company would be permitted by the provisions of Sections 10.4 and 10.9 to incur at least $1.00 of additional Indebtedness and $1.00 of additional Restricted Indebtedness, respectively.

10.7.  CONSOLIDATED NET WORTH.

             The Company will not permit Consolidated Net Worth as at the last day of any fiscal quarter of the Company to be less than the sum of (a) $261,000,000, plus (b) 15% of its aggregate Consolidated Net Income (but only if a positive number) for the period beginning April 1, 1998 and ending at the end of each fiscal quarter thereafter.

10.8.  LIMITATION ON DIVIDEND RESTRICTIONS, ETC.

             The Company will not permit any Restricted Subsidiary to enter into, adopt, create or otherwise be or become bound by or subject to any contract or charter or by-law provision limiting the amount of, or otherwise imposing restrictions on the declaration, payment or setting aside of funds for the making of, dividends or other distributions in respect of the capital stock of such Restricted Subsidiary to the Company or another Restricted Subsidiary.

10.9.  LIMITATION ON RESTRICTED INDEBTEDNESS.

             The Company will not at any time permit the aggregate amount of Restricted Indebtedness to exceed 10% of Consolidated Capitalization.

10.10.       PREFERRED STOCK OF RESTRICTED SUBSIDIARIES.

             The Company will not permit any Restricted Subsidiary to issue or permit to remain outstanding any Preferred Stock unless such Preferred Stock is issued to and at all times owned and held by the Company or a Wholly- Owned Restricted Subsidiary.

10.11.       NO REDESIGNATION OF RESTRICTED SUBSIDIARIES.

             The Company will not designate any Restricted Subsidiary as, or take or permit to be taken any action that would cause any Restricted Subsidiary to become, an Unrestricted Subsidiary.

11.    EVENTS OF DEFAULT.

             An "EVENT OF DEFAULT" shall exist if any of the following conditions or events shall occur and be continuing:

             (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

             (b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

             (c) the Company defaults in the performance of or compliance with any term contained in Section 7.1(d), 9.6 or 10.2 through 10.11; or

             (d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) or any Additional Covenant and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "NOTICE OF DEFAULT" and to refer specifically to this paragraph (d) of Section 11); or

             (e) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

             (f) (i) the Company or any Restricted Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $5,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Restricted Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $5,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared due and payable before its stated maturity or before its regularly scheduled dates of payment; or

             (g) the Company or any Restricted Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

             (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Restricted Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Restricted Subsidiaries, or any such petition shall be filed against the Company or any of its Restricted Subsidiaries and such petition shall not be dismissed within 60 days; or

             (i) a final judgment or judgments for the payment of money aggregating in excess of $5,000,000 are rendered against one or more of the Company and its Restricted Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

             (j) if (i) any Plan subject to the minimum funding standards of ERISA or the Code shall fail to satisfy such standards for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate amount of unfunded accrued plan benefit liabilities under all Plans subject to Title IV of ERISA, determined in accordance with Financial Accounting Standards Board Statement No. 87 or 132, as the case may be, as of the end of such Plans' most recently ended plan year on the basis of actuarial assumptions specified for funding purposes in such Plans' most recent actuarial valuation report, shall exceed $5,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Restricted Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Restricted Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, would reasonably be expected to have a Materially Adverse Effect.

As used in Section 11(j), the terms "EMPLOYEE BENEFIT PLAN" and "EMPLOYEE WELFARE BENEFIT PLAN" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

12.    REMEDIES ON DEFAULT, ETC.

12.1.  ACCELERATION.

             (a) If an Event of Default with respect to the Company described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

             (b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 66 2/3% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

             (c) If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

             Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

12.2.  OTHER REMEDIES.

             If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

12.3.  RESCISSION.

             At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of not less than 66 2/3% in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if
(a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to
Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

12.4.  WAIVERS OR ELECTION OF REMEDIES, EXPENSES, ETC.

             No course of dealing and no delay on the part of any holder of any
Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

13.    REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

13.1.  REGISTRATION OF NOTES.

             The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

13.2.  TRANSFER AND EXCHANGE OF NOTES.

             Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) of the same Series in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1-A or Exhibit 1-B, as the case may be. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $2,000,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $2,000,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

13.3.  REPLACEMENT OF NOTES.

             Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

             (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $100,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

             (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same Series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

14.    PAYMENTS ON NOTES.

14.1.  PLACE OF PAYMENT.

             Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York, at the principal office of The Chase Manhattan Bank in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

14.2.  HOME OFFICE PAYMENT.

             So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, purchase price, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1.
Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to
Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 14.2.

15.    EXPENSES, ETC.

15.1.  TRANSACTION EXPENSES.

             Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you).

15.2.  SURVIVAL.

             The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

16.    SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

             All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

17.    AMENDMENT AND WAIVER.

17.1.  REQUIREMENTS.

             This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal or purchase price of, or reduce the rate or change the time of payment or method of computation of interest or purchase price of, or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or
(iii) amend any of Sections 8, 9.6, 11(a), 11(b), 12, 17 or 20.

17.2.  SOLICITATION OF HOLDERS OF NOTES.

             (a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

             (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes or any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

17.3.  BINDING EFFECT, ETC.

             Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "THIS AGREEMENT" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

17.4.  NOTES HELD BY COMPANY, ETC.

             Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

18.    NOTICES.

             All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

             (i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

             (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

             (iii) if to the Company, to the Company at its principal executive offices at 2100 Lake Park Blvd., Richardson, Texas 75080, to the attention of Chief Financial Officer, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

19.    REPRODUCTION OF DOCUMENTS.

             This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20.    CONFIDENTIAL INFORMATION.

             For the purposes of this Section 20, "CONFIDENTIAL INFORMATION" means information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to you under Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (i) your directors, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which you offer to purchase any security of the Company or a Subsidiary (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over you, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this
Section 20.

21.    SUBSTITUTION OF PURCHASER.

             You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "YOU" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "YOU" is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

22.    MISCELLANEOUS.

22.1.  SUCCESSORS AND ASSIGNS.

             All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

22.2.  PAYMENTS DUE ON NON-BUSINESS DAYS.

             Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal or purchase price of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

22.3.  SEVERABILITY.

             Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

22.4.  CONSTRUCTION.

             Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

22.5.  COUNTERPARTS.

             This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

22.6.  GOVERNING LAW.

             This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York.

             *    *    *    *    *

             If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.


                                  Very truly yours,

                                  LENNOX INTERNATIONAL INC.


                                  By   /s/ Clyde Wyant
                                       ---------------
                                  Clyde Wyant

                                  Executive Vice President,

                                  Chief Financial Officer and Treasurer

The foregoing is hereby

agreed to as of the

date hereof.



CONNECTICUT GENERAL LIFE INSURANCE COMPANY

By:          CIGNA Investments, Inc.




             By:  /s/ Edward Lewis
                  ----------------
             Title: Managing Director
                    -----------------

                                  Very truly yours,

                                  LENNOX INTERNATIONAL INC.


                                  By  /s/ Clyde Wyant
                                      ---------------
                                  Clyde Wyant

                                  Executive Vice President,

                                  Chief Financial Officer and Treasurer



The foregoing is hereby

agreed to as of the

date hereof.



CONNECTICUT GENERAL LIFE INSURANCE COMPANY

on Behalf of One or More Separate Accounts

By:          CIGNA Investments, Inc.




             By: /s/ Edward Lewis
                 ----------------
             Title: Managing Director
                    -----------------

                                  Very truly yours,

                                  LENNOX INTERNATIONAL INC.


                                  By /s/ Clyde Wyant
                                     ---------------
                                  Clyde Wyant

                                  Executive Vice President,

                                  Chief Financial Officer and Treasurer



The foregoing is hereby

agreed to as of the

date hereof.


CIGNA PROPERTY AND CASUALTY INSURANCE COMPANY

By:          CIGNA Investments, Inc.




             By: /s/ Edward Lewis
                 ----------------
             Title: Managing Director
                    -----------------

                                  Very truly yours,

                                  LENNOX INTERNATIONAL INC.


                                  By /s/ Clyde Wyant
                                     ---------------
                                  Clyde Wyant

                                  Executive Vice President,

                                  Chief Financial Officer and Treasurer



The foregoing is hereby

agreed to as of the

date hereof.


TEACHERS INSURANCE AND ANNUITY

ASSOCIATION OF AMERICA


By: /s/ Charles C. Thompson III
   ----------------------------
Title: Managing Director - Private Placements
      ---------------------------------------

                                  Very truly yours,

                                  LENNOX INTERNATIONAL INC.


                                  By  /s/ Clyde Wyant
                                      ---------------
                                  Clyde Wyant

                                  Executive Vice President,

                                  Chief Financial Officer and Treasurer


The foregoing is hereby

agreed to as of the

date hereof.


UNITED OF OMAHA LIFE INSURANCE COMPANY


By: /s/ Kent Knudsen
   -----------------
Title: Vice President
      ---------------

                                  Very truly yours,

                                  LENNOX INTERNATIONAL INC.


                                  By /s/ Clyde Wyant
                                     ---------------
                                  Clyde Wyant

                                  Executive Vice President,

                                  Chief Financial Officer and Treasurer


The foregoing is hereby

agreed to as of the

date hereof.


COMPANION LIFE INSURANCE COMPANY


By: /s/ Jeffry F. Sailer
   ---------------------
Title: Assistant Treasurer




By: /s/ Richard A. Witt
   --------------------
Title:  Second Vice President and Assistant Treasurer

                                  Very truly yours,

                                  LENNOX INTERNATIONAL INC.


                                  By /s/ Clyde Wyant
                                     ---------------
                                  Clyde Wyant

                                  Executive Vice President,

                                  Chief Financial Officer and Treasurer


The foregoing is hereby

agreed to as of the

date hereof.


U.S.  PRIVATE PLACEMENT FUND


By: Prudential Private Placement
       Investors, L.P., Investment Advisor


By: Prudential Private Placement Investors, Inc., its
       General Partner




By: /s/ Randall M. Kob
   -------------------
      Vice President

                                  Very truly yours,

                                  LENNOX INTERNATIONAL INC.


                                  By  /s/ Clyde Wyant
                                      ---------------
                                  Clyde Wyant

                                  Executive Vice President,

                                  Chief Financial Officer and Treasurer


The foregoing is hereby

agreed to as of the

date hereof.


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


By: /s/ Randall M. Kob
   -------------------
Title:  Vide President
      ----------------

                                                                      SCHEDULE A



                       INFORMATION RELATING TO PURCHASERS



                                               Principal Amount, Series and No.
Name and Address of Purchaser                  of Note(s) to be Purchased


CONNECTICUT GENERAL LIFE INSURANCE COMPANY     $7,700,000 -- 6.56% Senior Notes;
                                               No. RA-1

 (1)     All payments by wire transfer of      $3,000,000 -- 6.56% Senior Notes;
         immediately available funds to:       No. RA-2

The Chase Manhattan Bank
ABA#021000021
CIGNA Private Placements
a/c  9009001802

         with sufficient information to identify the source and application of such funds.

(2) All notices of payments and written confirmations of such wire transfers:

Connecticut General Life Insurance Company
c/o CIGNA Investments, Inc.
Attention: Securities Processing S-309
900 Cottage Grove Road
Hartford, CT   06152-2309

Connecticut General Life Insurance Company
c/o CIGNA Investments, Inc.
Attention: Private Securities - S307
Operations Group
900 Cottage Grove Road
Hartford, CT   06152-7203
Fax: 860-726-7203

with a copy to:
Chase Manhattan Bank, N.A.
Private Placement Servicing
P.O. Box 1508
Bowling Green Station
New York, NY   10081
Attention: CIGNA Private Placements
Fax: 212-552-3107/1005

(3)      All other communications:

Connecticut General Life Insurance Company
c/o CIGNA Investments, Inc.
Attention: Private Securities Division - S-307
900 Cottage Grove Road
Hartford, CT   06152-2307
Fax: 860-726-7203

(4)      Tax I.D. No. 13-3574027

                                               Principal Amount, Series and No.
Name and Address of Purchaser                  of Note(s) to be Purchased

CONNECTICUT GENERAL LIFE INSURANCE COMPANY     $3,000,000 -- 6.56% Senior Notes;
on behalf of One or More Separate Accounts     No. RA-3
                                               $2,000,000 -- 6.56% Senior Notes;
(1)      All payments by wire transfer of      No. RA-4
         immediately available funds to:

The Chase Manhattan Bank
ABA#021000021
CIGNA Private Placements
a/c 9009001802

         with sufficient information to identify the source and application of such funds.

(2) All notices of payments and written confirmations of such wire transfers:

Connecticut General Life Insurance Company
on behalf of One or More Separate Accounts
c/o CIGNA Investments, Inc.
Attention: Securities Processing S-309
900 Cottage Grove Road
Hartford, CT   06152-2309

Connecticut General Life Insurance Company
on behalf of One or More Separate Accounts
c/o CIGNA Investments, Inc.
Attention: Private Securities - S307
Operations Group
900 Cottage Grove Road
Hartford, CT   06152-7203
Fax: 860-726-7203

with a copy to:
Chase Manhattan Bank, N.A.
Private Placement Servicing
P.O. Box 1508
Bowling Green Station
New York, NY   10081
Attention: CIGNA Private Placements
Fax: 212-552-3107/1005

(3)      All other communications:

Connecticut General Life Insurance Company
on behalf of One or More Separate Accounts
c/o CIGNA Investments, Inc.
Attention: Private Securities Division - S-307
900 Cottage Grove Road
Hartford, CT   06152-2307
Fax: 860-726-7203

(4)      Tax I.D. No. 13-3574027

                                               Principal Amount, Series and No.
Name and Address of Purchaser                  of Note(s) to be Purchased

CIGNA PROPERTY AND CASUALTY INSURANCE COMPANY  $3,300,000 -- 6.56% Senior Notes;
                                               No. RA-5

 (1) All payments by wire transfer of immediately available funds to:

The Chase Manhattan Bank
ABA#021000021
CIGNA Private Placements
a/c 9009001802

         with sufficient information to identify the source and application of such funds.

(2) All notices of payments and written confirmations of such wire transfers:

CIGNA Property and Casualty Insurance Company
c/o CIGNA Investments, Inc.
Attention: Securities Processing S-309
900 Cottage Grove Road
Hartford, CT   06152-2309

CIGNA Property and Casualty Insurance Company
c/o CIGNA Investments, Inc.
Attention: Private Securities - S307
Operations Group
900 Cottage Grove Road
Hartford, CT   06152-7203
Fax: 860-726-7203

with a copy to:
Chase Manhattan Bank, N.A.
Private Placement Servicing
P.O. Box 1508
Bowling Green Station
New York, NY   10081
Attention: CIGNA Private Placements
Fax: 212-552-3107/1005

(3)      All other communications:

CIGNA Property and Casualty Insurance Company
c/o CIGNA Investments, Inc.
Attention: Private Securities Division - S-307
900 Cottage Grove Road
Hartford, CT   06152-2307
Fax: 860-726-7203

(4)      Tax I.D. No. 13-3574027

                                               Principal Amount, Series and No.
Name and Address of Purchaser                  of Note(s) to be Purchased

UNITED OF OMAHA LIFE INSURANCE COMPANY         $4,000,000 -- 6.56% Senior Notes;
                                               No. RA-6

 (1) All payments by wire transfer of immediately available funds to:

The Chase Manhattan Bank
ABA# 021000021
Private Income Processing

For credit to:
United of Omaha Life Insurance Company
Account #900-9000200
a/c: G07097
Cusip/PPN:  52610* AK 9
Interest Amount:  6.56%
Principal Amount:  $4,000,000

         with sufficient information to identify the source and application of such funds.

(2) All notices of payments and written confirmations of such wire transfers:

The Chase Manhattan Bank
North America Insurance - 6th Floor
Attn: Ann Marie Mazza
3 Chase Metrotech Center
Brooklyn, NY   11245

The Chase Manhattan Bank
4 New York Plaza - 13th Floor
New York, NY   10004
Attn: Income Processing - J. Pipperato
a/c: G07097

(3)      All other communications:

4 - Investment Loan Administration=
United of Omaha Life Insurance Company
Mutual of Omaha Plaza
Omaha, NE   68175-1011

(4)      Tax I.D. No. 47-0322111

                                               Principal Amount, Series and No.
Name and Address of Purchaser                  of Note(s) to be Purchased

COMPANION LIFE INSURANCE COMPANY               $2,000,000 -- 6.56% Senior Notes;
                                               No. RA-7

 (1) All payments by wire transfer of immediately available funds to:

Companion Life Insurance Company
c/o The Bank of New York
ABA# 021000018
Acct.# 111566 Income Collection
Attention: P&I Department
For payment on: Lennox International Inc. 6.56% Senior Notes due April 3, 2005 Interest Amount: $____________ [enter amount of payment that is interest] Principal Amount: $____________ [enter amount of payment that is principal] Payable Date: _______________ [enter date such payment is made] CLICO with sufficient information to identify the source and application of such funds.

(2) All notices of payments and written confirmations of such wire transfers:

The Bank of New York
Trust Department 4th Floor
Attention: Victoria Scimeca
Custodian Account #068-310
123 Main Street
White Plains, NY   10602

Companion Life Insurance Company
Attention: Investment Securities Accounting
Mutual of Omaha Plaza
Omaha, NE   68175

with duplicate notice to:
Companion Life Insurance Company
Attention: Financial Division
401 Theodore Fremd Avenue
Rye, NY   10580-1493

(3)      All other communications:

Companion Life Insurance Company
Attention: Investment Division
Mutual of Omaha Plaza
Omaha, NE   68175

with duplicate notice to:
Companion Life Insurance Company
Attention: Financial Division
401 Theodore Fremd Avenue
Rye, NY   10580-1493

(4)      Tax I.D. No. 13-6062916

                                             Principal Amount, Series and No.
Name and Address of Purchaser                of Note(s) to be Purchased

TEACHERS INSURANCE AND ANNUITY               $25,000,000 -- 6.75% Senior Notes;
ASSOCIATION OF AMERICA                       No. RB-1

 (1)     All payments by electronic funds transfer to:

The Chase Manhattan Bank
ABA No. 021-000-021
New York, New York
Account Number: 900-9-000200
Reference:  PPN 52610* AL 7/Lennox International Inc./
              April 3, 2008/6.75%/P&I Breakdown
For further credit to account no. G07040

         with sufficient information to identify the source and application of such funds.

(2) All notices of payments and written confirmations of such electronic funds transfers:

Teachers Insurance and Annuity Association of America
730 Third Avenue
New York, NY   10017
Attention: Securities Accounting Division
Phone: (212)916-4188
Facsimile: (212)916-6955

(3)      All other communications:

Teachers Insurance and Annuity Association of America
730 Third Avenue
New York, NY   10017
Attention: Securities Division, Private Placements
Phone: (212) 916-4683 (Deidre McDonald) or (212)490-9000 (general number)
Facsimile: (212)916-6901

(4)      Tax I.D. No. 13-1624203

                                             Principal Amount, Series and No.
Name and Address of Purchaser                of Note(s) to be Purchased

THE PRUDENTIAL INSURANCE COMPANY             $15,000,000 -- 6.75% Senior Notes;
OF AMERICA                                   No. RB-2

(1)      All payments on account of Notes held by such    $  5,000,000 -- 6.75%
         purchaser shall be made by wire transfer of      Senior Notes; No. RB-3
         immediately available funds for credit to:

Account No. 890-0304-391 (in the case of payments on account of the Note originally issued in the principal amount of $15,000,000)

Account No. 890-0304-944 (in the case of payments on account of the Note originally issued in the principal amount of $5,000,000)

The Bank of New York
New York, New York
ABA No.: 021-000-018

Each such wire transfer shall set forth the name of the Company, a reference to "6.75% Senior Notes due April 3, 2005, PPN 52610* AL 7, !INV 5921! (in the case of payments on account of the Note originally issued in the principal amount of $15,000,000) or !INV 5922! (in the case of payments on account of the Note originally issued in the principal amount of $5,000,000)", and the due date and application
(as among principal, interest and Make-Whole Amount) of the payment being made.

         with sufficient information to identify the source and application of such funds.

(2) All notices of payments and written confirmations of such wire transfers:

The Prudential Insurance Company of America
c/o Prudential Capital Group
Four Gateway Center, 7th Floor
100 Mulberry Street
Newark, NJ   07102-4077
Attention: Trade Management Group

(3)      All other communications:

The Prudential Insurance Company of America
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, TX 75201
Attention: Managing Director

Recipient of telephonic prepayment notices:
Manager, Trade Management Group
(973)802-7398

(4)      Tax I.D. No. 22-1211670

                                               Principal Amount, Series and No.
Name and Address of Purchaser                  of Note(s) to be Purchased

U.S. PRIVATE PLACEMENT FUND                    $5,000,000 -- 6.75% Senior Notes;
                                               No. RB-4

(1) All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Account No. : U1FF1000002
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA   02108
ABA No.: 011-001-234
DDA No.: 108111
Account Name: U.S. Private Placement Fund

Each such wire transfer shall set forth the name of the Company, a reference to "6.75% Senior Notes due April 3, 2008, PPN 52610* AL 7", and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

         with sufficient information to identify the source and application of such funds.

(2) All notices of payments and written confirmations of such wire transfers:

Mellon Trust
One Cabot Road
Mail Stop #028-003C
Medford, MA   02155-5159
Attention: Derek von Vliet

Telephone: (617)382-4850
Facsimile:   (617)382-4003

(3)      All other communications:

Prudential  Private Placement Investors, Inc.
Four Gateway Center
100 Mulberry Street
Newark, NJ   07102-4069

Telephone: (973)802-8608
Facsimile:  (973)802-7045

(4)      Tax I.D. No. _______________________

                                                                      SCHEDULE B

                                 DEFINED TERMS


             As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

             "ADDITIONAL COVENANT" is defined in Section 9.7.

             "AFFILIATE" means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. As used in this definition, "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "AFFILIATE" is a reference to an Affiliate of the Company.

             "AGREEMENT" is defined in Section 17.3 hereof.

             "BUSINESS DAY" means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York, Chicago, Illinois or Dallas, Texas are required or authorized to be closed.

             "CAPITAL LEASE" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

             "CAPITAL LEASE OBLIGATION" means, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which would, in accordance with GAAP, appear as a liability on a balance sheet of such Person.

             "CHANGE OF CONTROL" is defined in Section 9.6.

             "CLOSING" is defined in Section 3.

             "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

             "COMPANY" means Lennox International Inc., a Delaware corporation.

             "CONFIDENTIAL INFORMATION"  is defined in Section 20.

             "CONSOLIDATED ASSETS" means the total assets of the Company and its Restricted Subsidiaries which would be shown as assets on a consolidated balance sheet of the Company and its Restricted Subsidiaries prepared in accordance with GAAP, after eliminating all amounts properly attributable to minority interests, if any, in the stock and surplus of Restricted Subsidiaries.

             "CONSOLIDATED CAPITALIZATION" means, at any time, the sum of Consolidated Net Worth and Consolidated Indebtedness.

             "CONSOLIDATED INDEBTEDNESS" means, as of any date of determination, the total of all Indebtedness of the Company and its Restricted Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits between the Company and its Restricted Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Restricted Subsidiaries in accordance with GAAP.

             "CONSOLIDATED NET INCOME" for any period means the net income (or net loss) of the Company and its Restricted Subsidiaries for such period, determined in accordance with GAAP, excluding

             (a)     the proceeds of any life insurance policy;

             (b) any gain arising from (1) the sale or other disposition of any assets (other than current assets) to the extent that the aggregate amount of gains exceeds the aggregate amount of losses from the sale, abandonment or other disposition of assets (other than current assets), (2) any write-up of assets, or (3) the acquisition by the Company or any Restricted Subsidiary of its outstanding securities constituting Indebtedness;

             (c) any amount representing the interest of the Company or any Restricted Subsidiary in the undistributed earnings of any other Person;

             (d) any earnings of any other Person accrued prior to the date it becomes a Restricted Subsidiary or is merged into or consolidated with the Company or a Restricted Subsidiary and any earnings, prior to the date of acquisition, of any other Person acquired in any other manner; and

             (e) any deferred credit (or amortization of a deferred credit) arising from the acquisition of any Person.

             "CONSOLIDATED NET WORTH" means, at any time,

             (a) the sum of (i) the par value (or value stated on the books of the Company) of the capital stock (but excluding treasury stock and capital stock subscribed and unissued) of the Company and its Restricted Subsidiaries at such time plus (ii) the amount of paid-in-capital and retained earnings of the Company and its Restricted Subsidiaries at such time, in each case as such amounts would be shown on a consolidated balance sheet of the Company and its Restricted Subsidiaries as of such time prepared in accordance with GAAP, minus

             (b) to the extent included in clause (a), all amounts properly attributable to minority interests, if any, in the stock and surplus of Restricted Subsidiaries.

             "DEFAULT" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

             "DEFAULT RATE" means that rate of interest that is the greater of
(i) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 2% over the rate of interest publicly announced by The Chase Manhattan Bank in New York, New York as its "BASE" or "PRIME" rate.

             "DISTRIBUTION" means, in respect of any corporation, association or other business entity:

             (a) dividends or other distributions or payments on capital stock or other equity interest of such corporation, association or other business entity (except distributions in such stock or other equity interests); and

             (b) the redemption or acquisition of such stock or other equity interests or of warrants, rights or other options to purchase such stock or other equity interests (except when solely in exchange for such stock or other equity interests) unless made, contemporaneously, from the net proceeds of a sale of such stock or other equity interests.

             "ENVIRONMENTAL LAWS" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

             "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

             "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

             "EVENT OF DEFAULT" is defined in Section 11.

             "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

             "EXCLUDED TRANSFERS" is defined in Section 10.3.

             "EXISTING NOTE PURCHASE AGREEMENTS" means (i) the Agreements of Assumption and Restatement dated as of December 1, 1991 shown on Schedule 5.15,
(ii) the Note Purchase Agreements dated as of December 1, 1993 shown on
Schedule 5.15, and (iii) the Note Purchase Agreement dated as of July 6, 1995 shown on Schedule 5.15.

             "FAIR MARKET VALUE" means, at any time and with respect to any property, the sale value of such property that would be realized in an arm's length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell).

             "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

             "GOVERNMENTAL AUTHORITY"  means

             (a)     the government of

             (i) the United States of America or any State or other political subdivision thereof, or

             (ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

             (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

             "GUARANTY" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such
Person:

             (a) to purchase such Indebtedness or obligation or any property constituting security therefor;

             (b) to advance or supply funds (i) for the purchase or payment of such Indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation;

             (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of any other Person to make payment of the Indebtedness or obligation; or

             (d) otherwise to assure the owner of such Indebtedness or obligation against loss in respect thereof. In any computation of the Indebtedness or other liabilities of the obligor under any Guaranty, the Indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

             "HAZARDOUS SUBSTANCE" means any contaminant, pollutant or toxic or hazardous substance, and any substance that is defined or listed as a hazardous, toxic or dangerous substance under any Environmental Law or that is otherwise regulated or prohibited under any Environmental Law as a hazardous, toxic or dangerous substance.

             "HOLDER" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to
Section 13.1.

             "INDEBTEDNESS" with respect to any Person means, at any time, without duplication,

             (a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

             (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

             (c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

             (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

             (e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money, but excluding in any event obligations in respect of (1) trade or commercial letters of credit issued for the account of such Person in the ordinary course of its business and (2) stand-by letters of credit issued to support obligations of such Person that do not constitute Indebtedness);

             (f)     Swaps of such Person; and

             (g) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

             Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (g) above to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

             "INSTITUTIONAL INVESTOR" means (a) any original purchaser of a Note, (b) any holder of a Note holding more than 10% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

             "INTERGROUP TRANSFER" is defined in Section 10.3.

             "LIEN" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

             "MAKE-WHOLE AMOUNT" is defined in Section 8.6.

             "MATERIAL" means material in relation to the business, operations, affairs, financial condition, assets, or properties of the Company and its Subsidiaries taken as a whole.

             "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Restricted Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, or (c) the validity or enforceability of this Agreement or the Notes.

             "MEMORANDUM" is defined in Section 5.3.

             "MULTIEMPLOYER PLAN" means any Plan that is a "MULTIEMPLOYER PLAN" (as such term is defined in section 4001(a)(3) of ERISA).

             "NEW OWNER" is defined in Section 9.6.

             "NORRIS FAMILY" is defined in Section 9.6.

             "NOTES" is defined in Section 1.

             "OFFICER'S CERTIFICATE" means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

             "ORDINARY COURSE TRANSFER" is defined in Section 10.3.

             "OTHER AGREEMENTS" is defined in Section 2.

             "OTHER PURCHASERS" is defined in Section 2.

             "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

             "PERSON" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

             "PLAN" means an "EMPLOYEE BENEFIT PLAN" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

             "PREFERRED STOCK" means any class of capital stock of a corporation that is preferred over any other class of capital stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

             "PROPERTY" or "PROPERTIES" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

             "PROPERTY DISPOSITION DATE" is defined in Section 10.3.

             "PURCHASE DATE" is defined in Section 9.6.

             "QPAM EXEMPTION" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

             "REQUIRED HOLDERS" means, at any time, the holders of at least 51% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

             "RESPONSIBLE OFFICER" means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this agreement.

             "RESTRICTED INDEBTEDNESS" means, without duplication, (i) Indebtedness of the Company or any Restricted Subsidiary which is secured by a Lien not otherwise permitted under subsections (a) through (h) of Section 10.5, and (ii) Indebtedness of a Restricted Subsidiary owing to any Person other than the Company or a Wholly-Owned Subsidiary.

             "RESTRICTED PAYMENT" means any Distribution in respect of the Company or any Restricted Subsidiary (other than on account of capital stock or other equity interests of a Restricted Subsidiary owned legally and beneficially by the Company or another Restricted Subsidiary), including, without limitation, any Distribution resulting in the acquisition by the Company of Securities which would constitute treasury stock. For purposes of this Agreement, the amount of any Restricted Payment made in property shall be the greater of (x) the Fair Market Value of such property (as determined in good faith by the board of directors (or equivalent governing body) of the Person making such Restricted Payment) and (y) the net book value thereof on the books of such Person, in each case determined as of the date on which such Restricted Payment is made.

             "RESTRICTED SUBSIDIARY" means any Subsidiary of the Company which is (a) listed as a Restricted Subsidiary in Schedule 5.4 or (b) organized under the laws of, and conducts substantially all of its business and maintains substantially all of its property and assets within, the United States or any state thereof (including the District of Columbia).

             "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

             "SECURITY" has the meaning set forth in Section 2(1) of the Securities Act.

             "SENIOR FINANCIAL OFFICER" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

             "SERIES" means either the 6.56% Notes or the 6.75% Notes.

             "6.56% NOTES" is defined in Section 1.

             "6.75% NOTES" is defined in Section 1.

             "SUBSIDIARY" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "SUBSIDIARY" is a reference to a Subsidiary of the Company.

             "SWAPS" means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

             "TRANSFER" means, with respect to any Person, any transaction in which such Person sells, conveys, transfers or leases (as lessor) any of its property, including capital stock of, or a Security issued by, a Subsidiary.

             "UNRESTRICTED SUBSIDIARY" means any Subsidiary other than a Restricted Subsidiary.

             "VOTING RIGHTS" is defined in Section 9.6.

             "WHOLLY-OWNED RESTRICTED SUBSIDIARY" or "WHOLLY-OWNED SUBSIDIARY" means, at any time, any Restricted Subsidiary or Subsidiary, respectively, one hundred percent (100%) of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company's other Wholly-Owned Restricted Subsidiaries or Wholly-Owned Subsidiaries, respectively, at such time.

                                                                    SCHEDULE 5.4



                     LENNOX INTERNATIONAL INC. SUBSIDIARIES

                             AS OF JANUARY 31, 1998

                                                                                                               LOCATION OF
                                                                                                               SUBSTANTIAL
NAME                                     OWNERSHIP       JURISDICTION OF INC.     RESTRICTED/UNRESTRICTED      OPERATING ASSETS
-----------                              ---------       --------------------     -----------------------      ----------------
(1)      LENNOX INDUSTRIES INC.           100%           Iowa                     Restricted                   United States
                 SEE ATTACHED CHART


(2)      HEATCRAFT INC.                   100%           Mississippi              Restricted                   United States



(3)      HEATCRAFT TECHNOLOGIES INC.      100%           Delaware                 Restricted                   United States



(4)      ARMSTRONG AIR CONDITIONING INC.  100%           Ohio                     Restricted                   United States



(5)      LENNOX FOREIGN SALES CORP.       100%           U.S. Virgin Islands      Unrestricted                 N/A



(6)      LENNOX COMMERCIAL REALTY INC.    100%           Iowa                     Restricted                   United States



(7)      LENNOX GLOBAL LTD.               100%           Delaware                 Unrestricted                 United States
                 See Attached Chart





                                        5.4 - 1

                     LENNOX INTERNATIONAL INC. SUBSIDIARIES

                             AS OF JANUARY 31, 1998


                                                                                                                   LOCATION OF
                                                                                                                   SUBSTANTIAL
NAME                                         OWNERSHIP       JURISDICTION OF INC.     RESTRICTED/UNRESTRICTED      OPERATING ASSETS
-----------                                  ---------       --------------------     -----------------------      ----------------

LENNOX INDUSTRIES INC.

(a)      Products Acceptance Corporation     100%           Iowa                      Restricted                   N/A


(b)      Lennox Industries (Canada) Ltd.     100%           Canada                    Unrestricted                 Canada


(c)      Lennox Industries SW Inc.           100%           Iowa                       Restricted                  N/A


(d)      Lennox Manufacturing Inc.           100%           Delaware                   Restricted                  United States





                                        5.4 - 2

                     LENNOX INTERNATIONAL INC. SUBSIDIARIES

                             AS OF JANUARY 31, 1998


                                                                                                                   LOCATION OF
                                                                                                                   SUBSTANTIAL
NAME                                         OWNERSHIP       JURISDICTION OF INC.     RESTRICTED/UNRESTRICTED      OPERATING ASSETS
-----------                                  ---------       --------------------     -----------------------      ----------------

LENNOX GLOBAL LTD.

(a)      UK Industries Inc.                  100%                      Delaware                 Unrestricted       N/A


(b)      UK Global Ltd.                      100%                     Delaware                  Unrestricted       N/A


(c)      Lennox Australia Pty. Ltd.          100%                      Australia                Unrestricted       Australia


(d)      LGL Asia-Pacific Pte. Ltd.          100%                      Rep. of Singapore        Unrestricted       Singapore


(e)      LGL (Australia) Pty. Ltd.           100%                      Australia                Unrestricted       Australia


(f)      LGL de Mexico, S.A. de C.V.         99%                      Mexico                    Unrestricted       Mexico


(g)      Ets. Brancher S.A.                  70%                       France                   Unrestricted       France

         (1)     SEE ATTACHED CHART





                                        5.4 - 3

                     LENNOX INTERNATIONAL INC. SUBSIDIARIES

                             AS OF JANUARY 31, 1998


                                                                                                                   LOCATION OF
                                                                                                                   SUBSTANTIAL
NAME                                         OWNERSHIP       JURISDICTION OF INC.     RESTRICTED/UNRESTRICTED      OPERATING ASSETS
-----------                                  ---------       --------------------     -----------------------      ----------------

ETS. BRANCHER S.A.

(a)      HCF-Lennox Limited                  100%            United Kingdom           Unrestricted                 United Kingdom

         (1)     Lennox Industries           100%            United Kingdom           Unrestricted                 United Kingdom

                 (A)    Environheat Limited  100%            United Kingdom           Unrestricted                 N/A

(b)      HCF Lennox S.A.                     100%            France                   Unrestricted                 France

         (1)     SEE ATTACHED CHART

(c)      Frinotech S.A.                      99.68%          France                   Unrestricted                 N/A

(d)      Friga-Bohn S.A.                     100%            France                   Unrestricted                 France

         (1)     Friga-Bohn
                 Warmeauslauscher GmbH       100%            Germany                  Unrestricted                 Germany

         (2)     ERSA                        79.5%           Spain                    Unrestricted                 Spain

         (3)     West                        80%             Italy                    Unrestricted                 Italy

         (4)     Friga-Coil                  50%             Czech Republic           Unrestricted                 Czech Republic

         (5)     Herac Ltd.                  100%            United Kingdom           Unrestricted                 N/A

(e)      SCI Geraval                         99.83%          France                   Unrestricted                 France

(f)      SCI Groupe Brancher                 76%             France                   Unrestricted                 France





                                        5.4 - 4

                     LENNOX INTERNATIONAL INC. SUBSIDIARIES

                             AS OF JANUARY 31, 1998


                                                                                                                   LOCATION OF
                                                                                                                   SUBSTANTIAL
NAME                                         OWNERSHIP       JURISDICTION OF INC.     RESTRICTED/UNRESTRICTED      OPERATING ASSETS
-----------                                  ---------       --------------------     -----------------------      ----------------

HCF LENNOX S.A.

(a)      Refac B.V.                          100%            Netherlands              Unrestricted                 Netherlands

         (1)     Refac NV                    100%            Belgium                  Unrestricted                 Belgium

         (2)     Refac Nord GmbH             100%            Germany                  Unrestricted                 N/A
                 (A)      Refac West GmbH    100%            Germany                  Unrestricted                 N/A

         (3)     Refac Kalte-Klima
                 Technik Vertriebs GmbH      50%             Germany                  Unrestricted                 N/A

         (4)     Refac UK Ltd.               100%            United Kingdom           Unrestricted                 United Kingdom

(b)      Hyfra GmbH                          100%            Germany                  Unrestricted                 Germany

(c)      Lennox-Refac S.A.                   100%            Spain                    Unrestricted                 Spain

         (1)     Redi Andalucia S.A.         70%             Spain                    Unrestricted                 N/A

         (2)     Lennox Refac                100%            Portugal                 Unrestricted                 N/A

         (3)     Redi Sur Andalucia S.A.     70%             Spain                    Unrestricted                 N/A

         (4)     Deutsche Bronswerk GmbH     100%            Germany                  Unrestricted                 Germany

         (5)     Bronswerk Refac GmbH        100%            Germany                  Unrestricted                 Germany





                                        5.4 - 5

                                                                    SCHEDULE 5.5





                              FINANCIAL STATEMENTS





1. Consolidated and consolidating financial statements for the Company and its Subsidiaries for the fiscal years ended December 31, 1992 through December 31, 1997.


2. Quarterly consolidated and consolidating financial statements for the Company and its Subsidiaries for the periods ended March 31, June 30, and September 30 for 1992-97.




                                   5.5 - 1

                                                                   SCHEDULE 5.14





                                USE OF PROCEEDS




Proceeds of the Notes will be used to finance the Company's growth through acquisitions and for general corporate purposes.





                                   5.14 - 1

                                                                   SCHEDULE 5.15



                           LENNOX INTERNATIONAL INC.

                          AND RESTRICTED SUBSIDIARIES

                                JANUARY 31, 1998




                 A.       LENNOX INTERNATIONAL INC.
                          -------------------------
                          (1)     Agreement of Assumption and Restatement
                          dated as of December 1, 1991 between Lennox
                          International Inc. and the Noteholders identified at
                          the end thereof, pursuant to which Lennox
                          International  Inc. delivered its:

                          9.53% Series F Promissory Notes due 2001                                         $ 21,000,000
                          9.69% Series H Promissory Notes due 2003                                           29,500,000

                          (2)     Revolving Credit Agreement dated as of
                          December 1, 1991 among Lennox International Inc. and
                          the Banks named on the signature pages thereof and
                          The Northern Trust Company, as Agent                                                      -0-

                          (3)     Note Purchase Agreement dated as of December
                          1, 1993 among Lennox International Inc. and the
                          Noteholders identified at the end thereof, pursuant
                          to which Lennox International Inc. delivered its
                          6.73% Senior Promissory Notes due 2008                                            100,000,000

                          (4)     Note Purchase Agreement dated as of July 6,
                          1995 between Lennox International Inc. and Teachers
                          Insurance and Annuity Association of America,
                          pursuant to which Lennox International Inc.
                          delivered its 7.06% Senior Promissory Notes due 2005                               20,000,000

                          (5)     Guaranty dated September 19, 1995 from
                          Lennox International Inc. to First Bank of
                          Natchitoches & Trust Company and Regions Bank of
                          Louisiana guaranteeing 50% of debt of Alliance
                          Compressors to such Banks under a Promissory Note
                          dated September 19, 1995                                                           1,303,166*





                                    5.15 - 1

                          (6)     Guaranty of 50% of amounts due from Alliance
                          Compressors under a Master Equipment Lease Agreement
                          dated March 28, 1995 with NationsBanc Leasing
                          Corporation                                                                           463,598*

                          (7)     Letter of Credit guaranteeing debt of Refac
                          B.V. to Stork N.V. in connection with purchase of
                          stock of Refac B.V. from Stork N.V.                                                 3,102,720

                          (8)     Guaranty of 50% of Frigus-Bohn S.A. de C.V.
                          Line of Credit from Bank One, Texas, N.A., in the
                          maximum amount of $500,000 (expected to increase to
                          $1,500,000 maximum amount by March 15, 1998)                                          250,000

                          (9)     Letter of Credit guaranteeing debt of Lennox
                          Australia Pty Ltd. to Alcair Industries Pty Ltd. in
                          connection with purchase of assets of Alcair
                          Industries Pty Ltd.                                                                   916,962

                          (10)    Letters of Credit guaranteeing to various
                          insurance companies amounts accrued for workers
                          compensation and general liability claims                                          12,628,942

                 B.       LENNOX INDUSTRIES INC.
                          ----------------------

                          Promissory Note dated December 22, 1992 issued to
                          Texas Housing Opportunity Fund, Ltd.                                                  205,031

                 C.       LENNOX COMMERCIAL REALTY INC.
                          -----------------------------

                          11.1% Mortgage Note Agreement with Texas Commerce
                          Bank, N.A. due January 1, 2000, secured by mortgage
                          on headquarters building and an assignment of the
                          Lease between Lennox Commercial Realty Inc. and
                          Lennox Industries Inc.                                                              7,936,631
                                                                                                              ---------





                                    5.15 - 2

                 TOTAL OUTSTANDING INDEBTEDNESS OF LENNOX INTERNATIONAL INC.                               $197,307,050
                                                                                                           ============
                 AND RESTRICTED SUBSIDIARIES


    *50% as of September  30, 1997





                                    5.15 - 3

                                                                     EXHIBIT 1-A



                              [FORM OF 6.56% NOTE]




                           LENNOX INTERNATIONAL INC.

                      6.56% SENIOR NOTE DUE APRIL 3, 2005

No. RA-__                                                       [DATE]

$[_______]                                                 PPN 52610* AK 9

             FOR VALUE RECEIVED, the undersigned, Lennox International Inc. (herein called the "COMPANY"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [___________________________], or registered assigns, the principal sum of [___________________________] DOLLARS on April 3, 2005, with interest
(computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.56% per annum from the date hereof, payable semiannually, on the first day of June and December in each year, commencing with June 1 or December 1 next succeeding the date hereof, until the principal hereof shall have become due and payable, and on the maturity of this Note, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.56% or (ii) 2% over the rate of interest publicly announced by The Chase Manhattan Bank from time to time in New York, New York as its "BASE" or "PRIME" rate.

             Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at The Chase Manhattan Bank, New York, New York, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

             This Note is one of a series of Senior Notes (herein called the "NOTES") issued pursuant to separate Note Purchase Agreements, dated as of April 3, 1998 (as from time to time amended, the "NOTE PURCHASE AGREEMENTS"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.





                                    1-A - 1

             This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

             This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

             If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

             This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York.


                                     LENNOX INTERNATIONAL INC.

                                     By
                                       --------------------------------
                                        Executive Vice President,
                                        Chief Financial Officer and Treasurer





                                    1-A - 2

                                                                     EXHIBIT 1-B



                              [FORM OF 6.75% NOTE]





                           LENNOX INTERNATIONAL INC.

                      6.75% SENIOR NOTE DUE APRIL 3,  2008

No. RB-__                                                      [DATE]

$[_______]                                               PPN 52610* AL 7

             FOR VALUE RECEIVED, the undersigned, Lennox International Inc. (herein called the "COMPANY"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [___________________________], or registered assigns, the principal sum of [___________________________] DOLLARS on April 3, 2008, with interest
(computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.75% per annum from the date hereof, payable semiannually, on the first day of June and December in each year, commencing with June 1 or December 1 next succeeding the date hereof, until the principal hereof shall have become due and payable, and on the maturity of this Note, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.75% or (ii) 2% over the rate of interest publicly announced by The Chase Manhattan Bank from time to time in New York, New York as its "BASE" or "PRIME" rate.

             Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at The Chase Manhattan Bank, New York, New York, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

             This Note is one of a series of Senior Notes (herein called the "NOTES") issued pursuant to separate Note Purchase Agreements, dated as of April 3, 1998 (as from time to time amended, the "NOTE PURCHASE AGREEMENTS"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

             This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's





                                    1-B - 1
attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

             This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

             If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

             This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York.



                                     LENNOX INTERNATIONAL INC.

                                     By
                                       --------------------------------------
                                       Executive Vice President,
                                       Chief Financial Officer and Treasurer





                                    1-B - 2

                                                                  EXHIBIT 4.4(a)

                   FORM OF OPINION OF COUNSEL TO THE COMPANY

                            Matters To Be Covered In

                       Opinion of Counsel To the Company


             1. Each of the Company and Lennox Industries Inc., Heatcraft Inc. and Armstrong Air Conditioning Inc. being duly incorporated, validly existing and in good standing and the Company having requisite corporate power and authority to issue and sell the Notes and to execute and deliver the documents.

             2. Each of the Company and Lennox Industries Inc., Heatcraft Inc. and Armstrong Air Conditioning Inc. being duly qualified and in good standing as a foreign corporation in appropriate jurisdictions.

             3. Due authorization and execution of the documents and such documents being legal, valid, binding and enforceable.

             4. No conflicts with charter documents, laws or other agreements.

             5. All consents required to issue and sell the Notes and to execute and deliver the documents having been obtained.

             6. No litigation questioning validity of documents or as to which there is otherwise the reasonable likelihood of a Material Adverse Effect.

             7. The Notes not requiring registration under the Securities Act of 1933, as amended; no need to qualify an indenture under the Trust Indenture Act of 1939, as amended.

             8. No violation of Regulations T, U or X of the Federal Reserve Board.

             9. Company not an "INVESTMENT COMPANY", or a company "CONTROLLED" by an "INVESTMENT COMPANY", under the Investment Company Act of 1940, as amended.





                                   4.4(a) - 1

                                                                  EXHIBIT 4.4(b)


              FORM OF OPINION OF SPECIAL COUNSEL TO THE PURCHASERS


                            Matters To Be Covered In

                  Opinion of Special Counsel to the Purchasers


             1. The Company being duly incorporated, validly existing, in good standing and having requisite corporate power and authority to issue and sell the Notes and to execute and deliver this Agreement, the Other Agreement and the Notes.


             2. Due authorization and execution of this Agreement, the Other Agreement and the Notes and such documents being legal, valid, binding and enforceable.


             3. No conflicts with charter documents or bylaws of the Company.


             4. The Notes not requiring registration under the Securities Act of 1933, as amended; no need to qualify an indenture under the Trust Indenture Act of 1939, as amended.


             5. The opinion of counsel to the Company being satisfactory in form and scope and the Purchasers of the Notes being justified in relying thereon.





                                        4.4(b) - 1

                                                                  [EXHIBIT 4.11]
                                                                       Amendment



                                 April 3, 1998


The Prudential Insurance Company of America
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200
Dallas, TX  75201

Teachers Insurance and Annuity
  Association of America
730 Third Avenue
New York, New York 10017
Attention:  Securities Division

Connecticut General Life Insurance Company
INA Life Insurance Company of New York
Life Insurance Company of North America
c/o CIGNA Investments, Inc.
Hartford, Connecticut  06152
Attention:  Private Securities Division

United of Omaha Life Insurance Company
Mutual of Omaha Insurance Company
Companion Life Insurance Company
United World Life Insurance Company
Mutual of Omaha Plaza
Omaha, NE  68175

First Colony Life Insurance Company
700 Main Street
Lynchburg, VA  24504

Lincoln National Life Insurance Company
c/o Lincoln Investment Management, Inc.
200 East Berry Street, Renaissance Square
Fort Wayne, IN  46802

         Re:     Lennox International Inc.
                 9.53% Senior Promissory Notes due 2001; 9.69% Senior Promissory Notes due 2003; 7.06% Senior Promissory Notes due 2005; and 6.73% Senior Promissory Notes due 2008

Ladies and Gentlemen:

         Reference is made to:

         (i) three separate Agreements of Assumption and Restatement, dated as of December 1, 1991 (the "1991 AGREEMENTS"), between Lennox International Inc. (the "COMPANY") and each of Teachers Insurance and Annuity Association of America, Connecticut General Life Insurance Company and INA Life Insurance Company of New York (collectively, and together with their respective successors and assigns, the "1991 HOLDERS");

         (ii) nine separate Note Purchase Agreements, dated as of December 1, 1993 (the "1993 NOTE AGREEMENTS"), between the Company and each of The Prudential Insurance Company of America, Connecticut General Life Insurance Company, Connecticut General Life Insurance Company, on behalf of One or More Separate Accounts, Life Insurance Company of North America, United of Omaha Life Insurance Company, Mutual of Omaha Insurance Company, Companion Life Insurance Company, United World Life Insurance Company, and First Colony Life Insurance Company (collectively, and together with their respective successors and assigns, the "1993 HOLDERS");

         (iii) the Note Purchase Agreement, dated as of July 6, 1995 (the "1995 NOTE AGREEMENT"), between the Company and Teachers Insurance and Annuity Association of America (together with its successors and assigns, the "1995 HOLDER"); and

         (iv) eight separate Note Purchase Agreements, dated as of April 3, 1998 (as in effect on the date of execution and delivery thereof, and without giving effect to any amendment to or waiver of any term or provision thereof, the "1998 NOTE AGREEMENTS"), between the Company and each of The Prudential Insurance Company of America, U.S. Private Placement Fund, Teachers Insurance and Annuity Association of America, Connecticut General Life Insurance Company, Connecticut General Life Insurance Company, on behalf of One or More Separate Accounts, CIGNA Property and Casualty Insurance Company, United of Omaha Life Insurance Company and Companion Life Insurance Company.

The 1991 Note Agreements, 1993 Note Agreements and 1995 Note Agreement are collectively referred to herein as the "EXISTING NOTE AGREEMENTS". The 1991 Holders, 1993 Holders and 1995 Holder are collectively referred to herein as the "EXISTING HOLDERS". The senior notes issued and outstanding under each of the Existing Note Agreements are collectively referred to herein as the "EXISTING NOTES". Capitalized terms used in the body of this letter agreement and not otherwise defined herein shall have the respective meanings set forth in the Existing Note Agreements.

         The Company has requested the Existing Holders to enter into this letter agreement (this "AMENDMENT AGREEMENT") in order to make certain modifications to the Existing Note Agreements for the purpose of conforming the covenants, Events of Default and remedies of the Existing Note Agreements to those of the 1998 Note Agreements, and the Existing Holders have agreed to such modifications, subject to the conditions set forth herein. Therefore, the Existing Holders and the Company hereby agree as follows:

         1. The provisions of Sections 5, 6, 7 and 9 of the Existing Note Agreements are hereby superseded by the provisions of Schedule A attached hereto, the related definitions set forth in Schedule B attached hereto and the list of Subsidiaries set forth in Schedule C attached hereto.

Capitalized terms used in Schedule A, Schedule B or Schedule C but not defined in Schedule A or Schedule B are used with the meanings specified in the Existing Note Agreements. Section references that appear in Schedule A and Schedule B and that refer to Section numbers used in Schedule A constitute references to the Section numbers used in Schedule A and not to those in the portions of the Existing Note Agreements that are not being superseded by the provisions of this Amendment Agreement, notwithstanding the fact that the same numbers may also be used in such other portions of the Existing Note Agreements. The defined terms contained in Section 8 of the Existing Note Agreements shall continue to apply to such other portions of the Existing Note Agreements. References in the Existing Note Agreements to Section 7.12 thereof shall hereafter be deemed to refer to Section 9.6 of Schedule A.

         2. Section 8 of the Existing Note Agreements is amended by (a) deleting the definitions of "Computation Date" and "Computation Period" therefrom, (b) modifying the definition of "Event of Default" to refer to
Section 11 of Schedule A to this Amendment Agreement and (c) amending the definition of "Special Premium" by replacing the reference to Section 9.1 therein with a reference to Section 12.1 of Schedule A of this Amendment Agreement.

         3. Effectiveness of Amendment Agreement. This Amendment Agreement shall be effective when holders of at least 66-2/3% in aggregate unpaid principal amount of all Existing Notes under each of the 1991 Note Agreements, the 1993 Note Agreements and the 1995 Note Agreement at the time outstanding shall have executed a counterpart of this Amendment Agreement, and
(ii) the Company shall have furnished to each of the Existing Holders evidence of the satisfaction of clause (i).

         4. Representations and Warranties. The Company hereby represents and warrants that:

                 (a) Upon the effectiveness of this Amendment Agreement, no Default or Event of Default shall have occurred and be continuing.

                 (b) The Company has the corporate power and authority to execute and deliver this Amendment Agreement and to perform the Existing Note Agreements, as amended hereby.

                 (c) This Amendment Agreement has been duly authorized by all necessary corporate action on the part of the Company, and the Existing Note Agreements, as amended hereby, constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by
(i)applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                 (d) The execution and delivery of this Amendment Agreement by the Company and the performance by the Company of the Existing Note Agreements, as amended hereby, will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other material agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Body applicable to the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Body applicable to the Company or any Subsidiary.

                 (e) No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Body is required in connection with the execution and delivery of this Amendment Agreement by the Company or the performance by the Company of this Amendment Agreement or the Existing Note Agreements, as amended hereby.

                 (f) There are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Body that, individually or in the aggregate, would reasonably be expected to have a material adverse effect upon the ability of the Company to perform its obligations under the Existing Note Agreements, as amended hereby, or upon the validity or enforceability of the Existing Note Agreements, as amended hereby.

         5. Miscellaneous. Except as expressly amended by this Amendment Agreement, the Existing Note Agreements shall remain in full force and effect. No amendment to, or waiver of, any provision of the 1998 Note Agreements will constitute an amendment to, or waiver of, any provision of the Existing Note Agreements, which Existing Note Agreements will continue to be subject to the amendment and waiver provisions contained in Section 12 thereof. This Amendment Agreement shall be binding upon and inure to the benefit of the Existing Holders and their respective successors and permitted assigns. This Amendment Agreement may be signed in any number of counterparts, each of which shall constitute an original.

         If the foregoing correctly describes our understanding with respect to the subject matter of this Amendment Agreement, please execute this letter in the place indicated below.

                                              Very truly yours,

                                              LENNOX INTERNATIONAL INC.


                                              By:       /s/ Clyde Wyant
                                                 -------------------------------
                                                      Clyde Wyant
                                                      Executive Vice President,
                                                      Chief Financial Officer
                                                      and Treasurer

ACCEPTED AND AGREED:

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA


By:      /s/ Randall M. Kob
   -----------------------------
Name:    Randall M. Kob
     ---------------------------
Title:   Vice President
      --------------------------


TEACHERS INSURANCE AND ANNUITY
  ASSOCIATION OF AMERICA


By:      /s/ Charles C. Thompson III
   --------------------------------------------
Name:    Charles C. Thompson III
     ------------------------------------------
Title:   Managing Director - Private Placements
      -----------------------------------------


CONNECTICUT GENERAL LIFE INSURANCE COMPANY
By:      CIGNA Investments, Inc.


By:     /s/ Edward Lewis
   -----------------------------
Name:   Edward Lewis
     ---------------------------
Title:  Managing Director
      --------------------------

CONNECTICUT GENERAL LIFE INSURANCE COMPANY,
on behalf of One or More Separate Accounts
By:      CIGNA Investments, Inc.


By    /s/ Edward Lewis
   -----------------------------
Name:      Edward Lewis
     ---------------------------
Title:  Managing Director
      --------------------------


INA LIFE INSURANCE COMPANY OF NEW YORK
By: CIGNA Investments, Inc.


By:   /s/ Edward Lewis
   -----------------------------
Name:  Edward Lewis
     ---------------------------
Title:  Managing Director
      --------------------------


LIFE INSURANCE COMPANY OF NORTH AMERICA
By:      CIGNA Investments, Inc.


By    /s/ Edward Lewis
   -----------------------------
Name:  Edward Lewis
     ---------------------------
Title:  Managing Director
      --------------------------


UNITED OF OMAHA LIFE INSURANCE COMPANY


By:   /s/ Edwin H. Garrison, Jr.
   -----------------------------
Name: Edwin H. Garrison, Jr.
     ---------------------------
Title:  First Vice President
      --------------------------



MUTUAL OF OMAHA INSURANCE COMPANY


By:  /s/ Edwin H. Garrison, Jr.
   -----------------------------
Name: Edwin H. Garrison, Jr.
     ---------------------------
Title:  First Vice President
      --------------------------

COMPANION LIFE INSURANCE COMPANY


By:    /s/ Edwin H. Garrison, Jr.
   ------------------------------
Name:  Edwin H. Garrison, Jr.
     ----------------------------
Title: First Vice President
      ---------------------------


By:    /s/ Jeffry F. Sailer
   ------------------------------
Name:  Jeffry F. Sailer
     ----------------------------
Title: Assistant Treasurer
      ---------------------------



UNITED WORLD LIFE INSURANCE COMPANY


By:    /s/ Edwin H. Garrison, Jr.
   ------------------------------
Name:  Edwin H. Garrison, Jr.
     ----------------------------
Title: First Vice President
      ---------------------------



FIRST COLONY LIFE INSURANCE COMPANY


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------


LINCOLN NATIONAL LIFE INSURANCE COMPANY


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

                                                                      SCHEDULE A

7.     INFORMATION AS TO COMPANY.


7.1.   FINANCIAL AND BUSINESS INFORMATION.

             The Company shall deliver to each holder of Notes that is an Institutional Investor:

             (a) Quarterly Statements -- within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of

             (i) consolidated and consolidating balance sheets of the Company and its Restricted Subsidiaries and of the Company and its Subsidiaries as at the end of such quarter, and

             (ii) consolidated and consolidating statements of income, changes in shareholders' equity and cash flows of the Company and its Restricted Subsidiaries and of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, all in reasonable detail and setting forth, in the case of such consolidated statements, in comparative form the figures for the corresponding periods in the previous fiscal year, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a); provided further that if such Form 10-Q does not contain consolidating information for the Company and its Restricted Subsidiaries, the Company shall also deliver to each such holder the consolidating information described in this Section 7.1(a);

             (b) Annual Statements -- within 120 days after the end of each fiscal year of the Company, duplicate copies of

             (i) consolidated and consolidating balance sheets of the Company and its Restricted Subsidiaries and of the Company and its Subsidiaries, as at the end of such year, and

             (ii) consolidated and consolidating statements of income, changes in shareholders' equity and cash flows of the Company and its Restricted Subsidiaries and of the Company and its Subsidiaries, for such year;

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied, (1) in the case of the consolidated statements, by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and (2) in the case of the consolidating statements, either certified by a Senior Financial Officer as fairly stating, or accompanied by a report thereon by such accountants containing a statement to the effect that such consolidating financial statements fairly state, the financial position and the results of operations and cash flows of the companies being reported upon in all material respects in relation to the consolidated financial statements for the periods indicated as a whole; provided that the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of clauses (i) and (ii) of this Section 7.1(b); provided further that if such Form 10-K does not contain consolidating information for the Company and its Restricted Subsidiaries, the Company shall also deliver to each such holder the consolidating information described in this Section 7.1(b); and

             (iii) a certificate of such accountants stating that in making the examination for such report, they have obtained no knowledge of any Default or Event of Default, or, if they have obtained knowledge of any Default or Event of Default, specifying the nature and period of existence thereof and the action the Company has taken or proposes to take with respect thereto.

             (c) SEC and Other Reports - if the Company or any Restricted Subsidiary shall be required to file reports with the Securities and Exchange Commission, promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Restricted Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement that shall have become effective (without exhibits except as expressly requested by such holder), and each final prospectus and all amendments thereto filed by the Company or any Restricted Subsidiary with the Securities and Exchange Commission;

             (d) Notice of Default or Event of Default -- promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

             (e) ERISA Matters -- promptly, and in any event within five days after a Responsible Officer becomes aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

             (i) with respect to any Plan, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof and the potential cost to the Company or such ERISA Affiliate resulting therefrom exceeds $500,000; or

             (ii) the taking by the PBGC of steps to institute, or the threatening in writing by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

             (iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect; and

             (f) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Restricted Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

7.2.   OFFICER'S CERTIFICATE.

             Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

             (a) Covenant Compliance -- the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Section 10.3 through Section 10.9 hereof, inclusive, and with all Additional Covenants, if any, that involve calculations during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section or Additional Covenant, as the case may be, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections or Additional Covenants, as the case may be, and the calculation of the amount, ratio or percentage then in existence);

             (b) Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto;

             (c) Management's Discussion and Analysis -- a written discussion and analysis by management of the financial condition and results of operations of the lines of business conducted by each material Restricted Subsidiary for such accounting period; and

             (d) Litigation -- a written statement that, to the best of such Officer's knowledge after due inquiry, except as otherwise disclosed in writing to you, there is no litigation (including derivative actions), arbitration proceeding or governmental proceeding pending to which the Company or any Subsidiary is a party, or with respect to the Company or any Subsidiary or their respective properties, which has a significant possibility of materially and adversely affecting the business, operations, properties or condition of the Company or of the Company and its Subsidiaries taken as a whole.

7.3.   INSPECTION; CONFIDENTIALITY.

             The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:





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



             (a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Restricted Subsidiaries with the Company's officers and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Restricted Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing;

             (b) Default -- if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested; and

             (c) Technical Data - anything herein to the contrary notwithstanding, neither the Company nor any of its Subsidiaries shall have any obligations to disclose pursuant to this Agreement any engineering, scientific, or other technical data without significance to your analysis of the financial position of the Company and its Subsidiaries.

9.     AFFIRMATIVE COVENANTS.

             The Company covenants that so long as any of the Notes are outstanding:

9.1.   COMPLIANCE WITH LAW.

             The Company will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not reasonably be expected, individually or in the aggregate, to have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Company and its Restricted Subsidiaries taken as a whole.

9.2.   INSURANCE.

             The Company will and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

9.3.   MAINTENANCE OF PROPERTIES.

             The Company will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance would not, individually or in the aggregate, have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Company and its Restricted Subsidiaries taken as a whole.

9.4.   PAYMENT OF TAXES.

             The Company will and will cause each of its Subsidiaries to file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies payable by any of them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, provided that neither the Company nor any Subsidiary need pay any such tax or assessment if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes and assessments in the aggregate would not reasonably be expected to have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Company and its Restricted Subsidiaries taken as a whole.

9.5.   CORPORATE EXISTENCE, ETC.

             The Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 10.2 and 10.3, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Restricted Subsidiaries (unless merged into the Company or a Restricted Subsidiary) and all rights and franchises of the Company and its Restricted Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Company and its Restricted Subsidiaries taken as a whole.

9.6    PURCHASE OF NOTE UPON CHANGE OF CONTROL.

             At least 15 Business Days (or, in the case of any transaction permitted by Section 10.2 resulting in a Change of Control, at least 45 days) and not more than 90 days prior to the occurrence of any Change of Control, the Company will give written notice thereof to each holder of an outstanding Note in the manner and to the address specified for notices pursuant to this Section
9.6 for such holder in Schedule A or as otherwise specified by such holder in writing to the Company. Such notice shall contain (i) an offer by the Company to purchase, on the date of such Change of Control or, if such notice shall be delivered less than 35 days prior to the date of such Change of Control, on the date 35 days after the date of such notice (the "PURCHASE DATE"), all Notes held by each such holder at a price equal to 100% of the principal amount thereof, together with interest accrued thereon to the Purchase Date, (ii) the estimated amount of accrued interest, showing in reasonable detail the calculation thereof and (iii) the Company's estimate of the date on which such Change of Control shall occur. Said offer shall be deemed to lapse as to any such holder which has not replied affirmatively thereto in writing within 35 days of the giving of such notice. As soon as practicable (and in any event at least 24 hours) prior to such Change of Control, the Company shall give written confirmation of the date thereof to each such holder which has affirmatively replied to the notice given pursuant to the first sentence of this Section 9.6. In the event that the Company shall purchase any Notes pursuant to this Section 9.6, the same shall thereafter be canceled and not reissued and shall not be deemed "OUTSTANDING" for any purpose of this Agreement.

             For the purposes of this Section 9.6, a "CHANGE OF CONTROL" shall be deemed to occur if any New Owner shall acquire beneficial ownership of shares in the Company having Voting Rights pertaining thereto which would allow such New Owner to elect more members of the board of directors than could be elected by the exercise of all Voting Rights pertaining to shares in the Company then owned beneficially by the Norris Family. As used in this Section 9.6:

             (i) "VOTING RIGHTS" pertaining to shares of a corporation means the rights to cast votes for the election of directors of such corporation in ordinary circumstances (without consideration of voting rights which exist only in the event of contingencies).

             (ii) "NORRIS FAMILY" means all persons who are lineal descendants of D.W. Norris (by birth or adoption), all spouses of such descendants, all estates of such descendants or spouses which are in the course of administration, all trusts for the benefit of such descendants or spouses, and all corporations or other entities in which, directly or indirectly, such descendants or spouses (either alone or in conjunction with other such descendants or spouses) have the right, whether by ownership of stock or other equity interests or otherwise, to direct the management and policies of such corporations or other entities (each such person, spouse, estate, trust, corporation or entity being referred to herein as a "MEMBER" of the Norris Family). In addition, so long as any employee stock ownership plan exercises its Voting Rights in the same manner as members of the Norris Family (exclusive of employee stock ownership plans) who have a majority of the Voting Rights exercised by all such members of the Norris Family, such employee stock ownership plan shall be deemed a member of the Norris Family.

             (iii) "NEW OWNER" means any person (other than a member of the
                   Norris Family), or any syndicate or group of persons (exclusive of all members of the Norris Family) which would be deemed a "PERSON" for the purposes of Section 13(d) of the Exchange Act, who directly or indirectly acquires shares in the Company.

Notwithstanding anything in this Section 9.6 to the contrary, if an Event of Default exists following a Change of Control and the Notes are accelerated pursuant to the provisions of Section 12.1, the holders of the Notes shall be entitled to receive the Make-Whole Amount relating to such accelerated amount as provided in Section 12.1.

9.7.   MOST FAVORED LENDER'S STATUS.

             The Company will not and will not permit any Restricted Subsidiary to enter into, assume or otherwise be bound or obligated under any agreement creating or evidencing Indebtedness or any agreement executed and delivered in connection with any Indebtedness containing one or more

Additional Covenants or Additional Defaults (as defined below), unless prior written consent to such agreement shall have been obtained pursuant to Section 12 of the Existing Note Purchase Agreements; provided, however, in the event the Company or any Restricted Subsidiary shall enter into, assume or otherwise become bound by or obligated under any such agreement without the prior written consent of the holders of the Notes, the terms of this Agreement shall, without any further action on the part of the Company or any of the holders of the Notes, be deemed to be amended automatically to include each Additional Covenant and each Additional Default contained in such agreement. The Company further covenants to promptly execute and deliver at its expense an amendment to this Agreement in form and substance satisfactory to the Required Holders evidencing the amendment of this Agreement to include such Additional Covenants and Additional Defaults, provided that the execution and delivery of such amendment shall not be a precondition to the effectiveness of such amendment as provided for in this Section 9.7, but shall merely be for the convenience of the parties hereto.

             For purposes of this Agreement, (i) the term "ADDITIONAL COVENANT" shall mean any affirmative or negative covenant or similar restriction applicable to the Company or any Restricted Subsidiary (regardless of whether such provision is labeled or otherwise characterized as a covenant) the subject matter of which either (A) is similar to that of the covenants in Section 9 or 10 of this Agreement, or related definitions in Schedule B to this Agreement, but contains one or more percentages, amounts or formulas that is more restrictive than those set forth herein or more beneficial to the holder or holders of such other Indebtedness (and such covenant or similar restriction shall be deemed an "ADDITIONAL COVENANT" only to the extent that it is more restrictive or more beneficial) or (B) is different from the subject matter of the covenants in Section 9 or 10 of this Agreement, or related definitions in Schedule B to this Agreement; and (ii) the term "ADDITIONAL DEFAULT" shall mean any provision which permits the holder of such Indebtedness to accelerate (with the passage of time or giving of notice or both) the maturity thereof or otherwise require the Company or any Restricted Subsidiary to purchase such Indebtedness prior to the stated maturity of such Indebtedness and which either
(A) is similar to the Defaults and Events of Default contained in Section 11 of this Agreement, or related definitions in Schedule B to this Agreement, but contains one or more percentages, amounts or formulas that is more restrictive or has a shorter grace period than those set forth herein or is more beneficial to the holder or holders of such other Indebtedness (and such provision shall be deemed an "ADDITIONAL DEFAULT" only to the extent that it is more restrictive, has a shorter grace period or is more beneficial) or (B) is different from the subject matter of the Defaults and Events of Default contained in Section 11 of this Agreement, or related definitions in Schedule B to this Agreement.

             Notwithstanding anything herein to the contrary, until the earlier of (a) July 1, 1998 or (b) the amendment of such Revolving Credit Agreement on or after the date hereof, this Section 9.7 shall not apply to the Revolving Credit Agreement dated as of December 4, 1991, as amended prior to the date hereof, among the Company, the banks named on the signature pages thereof, and The Northern Trust Company, as agent.

9.8.   COVENANT TO SECURE NOTES EQUALLY.

             If the Company shall create, assume or permit to exist any Lien upon any of its property or assets, or permit any Restricted Subsidiary to create, assume or permit to exist any Lien upon any of its property or assets, whether now owned or hereafter acquired, other than those Liens permitted by the provisions of Section 10.5, the Company shall make or cause to be made effective provision whereby the Notes will be secured equally and ratably with any and all other obligations thereby secured, with the documentation for such security to be reasonably satisfactory to the Required Holders and, in any such case, the Notes shall have the benefit, to the fullest extent that, and with such priority as, the holders of the Notes may be entitled under applicable law, of an equitable Lien on such property. Any violation of Section 10.5 will constitute an Event of Default, whether or not provision is made for an equal and ratable Lien pursuant to this Section 9.8.

9.9.   ENVIRONMENTAL MATTERS.

             (a) The Company will and will cause each of its Subsidiaries to comply in all material respects with all applicable Environmental Laws if, individually or in the aggregate, failure to comply therewith could reasonably be expected to have a material adverse effect on the financial condition or results of operations of the Company or the Company and its Subsidiaries, taken as a whole.

             (b) The Company will not and will not permit any of its Subsidiaries to cause or allow any Hazardous Substance to be present at any time on, in, under or above any real property or any part thereof in which the Company or any Subsidiary has a direct interest (including without limitation ownership thereof or any arrangement for the lease, rental or other use thereof, or the retention of any mortgage or security interest therein or thereon), except in a manner and to an extent that is in compliance in all material respects with all applicable Environmental Laws or that will not have a material adverse effect on the financial condition or results of operations of the Company or the Company and its Subsidiaries, taken as a whole.

10.    NEGATIVE COVENANTS.

             The Company covenants that so long as any of the Notes are outstanding:

10.1.  TRANSACTIONS WITH AFFILIATES.

             The Company will not permit any Restricted Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Restricted Subsidiary), except pursuant to the reasonable requirements of the Company's or such Restricted Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Restricted Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

10.2.  MERGER, CONSOLIDATION, ETC.

             The Company will not consolidate with or merge with any other corporation or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person unless:

             (a) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety, as the case may be, shall be a solvent corporation organized and existing under the laws of the United States or any State thereof (including the District of Columbia), and, if the Company is not such corporation, such corporation shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement, the Other Agreements and the Notes, together with a favorable opinion of counsel satisfactory to each such holder covering such matters relating to such corporation and such assumption as such holder may reasonably request; and

             (b) immediately after giving effect to such transaction, no Default or Event of Default would exist;

             (c) immediately prior to and after giving effect to such transaction, the Company or such successor, as the case may be, would be permitted by the provisions of Sections 10.4 and 10.9 to incur at least $1.00 of additional Indebtedness and $1.00 of additional Restricted Indebtedness, respectively; and

             (d) in the case of any such transaction which would involve or result in a Change of Control, the Company shall have complied with Section 9.6.

             No such conveyance, transfer or lease of substantially all of the assets of the Company shall have the effect of releasing the Company or any successor corporation that shall theretofore have become such in the manner prescribed in this Section 10.2 from its liability under this Agreement or the Notes.

10.3.  SALE OF ASSETS, ETC.

             The Company will not, and will not permit any of its Restricted Subsidiaries to, make any Transfer, provided that the foregoing restriction does not apply to a Transfer if:

             (a) the property that is the subject of such Transfer constitutes either (i) inventory held for sale, or (ii) equipment, fixtures, supplies or materials no longer required in the operation of the business of the Company or such Restricted Subsidiary or that is obsolete, and, in the case of any Transfer described in clause (i) or (ii), such Transfer is in the ordinary course of business (each such Transfer, an "ORDINARY COURSE TRANSFER"); or

             (b)     such Transfer is from

              (i) a Restricted Subsidiary to the Company or another Restricted Subsidiary, or

              (ii)   the Company to a Restricted Subsidiary, or

              (iii) the Company to a Subsidiary (other than a Restricted Subsidiary) or from a Restricted Subsidiary to another Subsidiary (other than a Restricted Subsidiary) and in either case is for Fair Market Value, so long as immediately before and immediately after the consummation of such transaction, and after giving effect thereto, no Default or Event of Default exists or would exist (each such Transfer, an "INTERGROUP TRANSFER"); or

             (c) such Transfer is not an Ordinary Course Transfer or an Intergroup Transfer (such Transfers collectively referred to as "EXCLUDED TRANSFERS"), and all of the following conditions shall have been satisfied with respect thereto (the date of the consummation of such Transfer being referred to herein as the "PROPERTY DISPOSITION DATE"):

              (i) the book value of the assets included in such Transfer, together with the book value of the assets included in all other Transfers (other than Excluded Transfers) during the fiscal year which includes the Property Disposition Date, shall not exceed fifteen percent (15%) of Consolidated Assets as of the end of the most recent fiscal year;

              (ii) the book value of the assets included in such Transfer, together with the book value of the assets included in all other Transfers (other than Excluded Transfers) from January 1, 1998 through the Property Disposition Date, shall not exceed thirty percent (30%) of Consolidated Assets as of the end of the most recent fiscal year; and

              (iii) immediately after giving effect to such Transfer, no Default or Event of Default would exist and the Company would be permitted by the provisions of Sections 10.4 and
                     10.9 to incur at least $1.00 of additional Indebtedness and $1.00 of additional Restricted Indebtedness, respectively.

If, within twelve (12) months after the Property Disposition Date, the Company or a Restricted Subsidiary acquires assets similar to the assets included in the Transfer, then, only for the purpose of determining compliance with Sections 10.3(c)(i) and (ii), the lesser of the book value of the assets acquired or the book value of the assets included in the Transfer shall not be taken into account.

10.4.  INCURRENCE OF INDEBTEDNESS.

             The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume, guarantee, or otherwise become directly or indirectly liable with respect to any Indebtedness, unless on the date the Company or such Restricted Subsidiary becomes liable with respect to any such Indebtedness and immediately after giving effect thereto and to the substantially concurrent retirement of any other Indebtedness,

             (a)  no Default or Event of Default would exist, and

             (b) Consolidated Indebtedness would not exceed sixty percent (60%) of Consolidated Capitalization.

             For purposes of this Section 10.4, any Person becoming a Restricted Subsidiary after the date of this Agreement shall be deemed to have incurred all of its then outstanding Indebtedness at the time it becomes a Restricted Subsidiary.

10.5.  LIENS.

             The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Company or any such Restricted Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits, except:

             (a) Liens for taxes, assessments or other governmental charges the payment of which is not at the time required by Section 9.4;

             (b) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens, in each case, incurred in the ordinary course of business for sums not yet due;

             (c) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business (i) in connection with workers' compensation, unemployment insurance and other types of social security or retirement benefits, or (ii) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety bonds, appeal bonds, bids, leases (other than Capital Leases), performance bonds, purchase, construction or sales contracts and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property;

             (d) any attachment or judgment Lien, unless the judgment or other obligation it secures (i) shall not, within ninety (90) days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within ninety (90) days after the expiration of any such stay or (ii) exceeds, together with the amounts of all other obligations secured by attachment or judgment Liens at the time existing in respect of property of the Company and its Restricted Subsidiaries, $5,000,000;

             (e) leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to, and not interfering with, the ordinary conduct of the business of the Company or any of its Restricted Subsidiaries, provided that such Liens do not, in the aggregate, materially detract from the value of such property;

             (f) Liens on property or assets of the Company or any of its Restricted Subsidiaries securing Indebtedness or other obligations owing to the Company or to a Wholly Owned Restricted Subsidiary;

             (g) Liens existing on April 1, 1998 on the headquarters building owned by Lennox Commercial Realty Inc. and leased to Lennox Industries Inc. securing Indebtedness of Lennox Commercial Realty Inc. in the principal amount of $7,936,631 as of January 31, 1998;

             (h) any Lien renewing, extending or refunding any Lien permitted by Subsection (g) above, provided that (i) the principal amount of Indebtedness secured by such Lien immediately prior to such extension, renewal or refunding is not increased or the maturity thereof reduced, (ii) such Lien is not extended to any other property, and (iii) immediately after such extension, renewal or refunding no Default or Event of Default would exist and the Company would be permitted by the provisions of Sections 10.4 and 10.9 to incur at least $1.00 of additional Indebtedness and $1.00 of additional Restricted Indebtedness, respectively; and

             (i) other Liens not otherwise permitted by Subsections (a) through (h) above, provided that (i) the total obligations secured by such other Liens shall not exceed 10% of Consolidated Capitalization and (ii) immediately after giving effect to the creation thereof, the Company would be permitted by the provisions of Sections 10.4 and 10.9 to incur at least $1.00 of additional Indebtedness and $1.00 of additional Restricted Indebtedness, respectively.

             For purposes of this Section 10.5, any Person becoming a Restricted Subsidiary after the date of this Agreement shall be deemed to have incurred all of its then outstanding Liens at the time it becomes a Restricted Subsidiary, and any Person extending, renewing or refunding any Indebtedness secured by any Lien shall be deemed to have incurred such Lien at the time of such extension, renewal or refunding.

10.6.  RESTRICTED PAYMENTS.

             The Company will not, and will not permit any of its Restricted Subsidiaries to, declare or make, or incur any liability to declare or make, any Restricted Payment, unless immediately after giving effect to such action:

             (a)     no Default or Event of Default would exist; and

             (b) the Company would be permitted by the provisions of Sections 10.4 and 10.9 to incur at least $1.00 of additional Indebtedness and $1.00 of additional Restricted Indebtedness, respectively.

10.7.  CONSOLIDATED NET WORTH.

             The Company will not permit Consolidated Net Worth as at the last day of any fiscal quarter of the Company to be less than the sum of (a) $261,000,000, plus (b) 15% of its aggregate Consolidated Net Income (but only if a positive number) for the period beginning April 1, 1998 and ending at the end of each fiscal quarter thereafter.

10.8.  LIMITATION ON DIVIDEND RESTRICTIONS, ETC.

             The Company will not permit any Restricted Subsidiary to enter into, adopt, create or otherwise be or become bound by or subject to any contract or charter or by-law provision limiting the amount of, or otherwise imposing restrictions on the declaration, payment or setting aside of funds for the making of, dividends or other distributions in respect of the capital stock of such Restricted Subsidiary to the Company or another Restricted Subsidiary.

10.9.  LIMITATION ON RESTRICTED INDEBTEDNESS.

             The Company will not at any time permit the aggregate amount of Restricted Indebtedness to exceed 10% of Consolidated Capitalization.

10.10.       PREFERRED STOCK OF RESTRICTED SUBSIDIARIES.

             The Company will not permit any Restricted Subsidiary to issue or permit to remain outstanding any Preferred Stock unless such Preferred Stock is issued to and at all times owned and held by the Company or a Wholly- Owned Restricted Subsidiary.

10.11.       NO REDESIGNATION OF RESTRICTED SUBSIDIARIES.

             The Company will not designate any Restricted Subsidiary as, or take or permit to be taken any action that would cause any Restricted Subsidiary to become, an Unrestricted Subsidiary.

11.    EVENTS OF DEFAULT.

             An "EVENT OF DEFAULT" shall exist if any of the following conditions or events shall occur and be continuing:

             (a) the Company defaults in the payment of any principal or Special Premium, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

             (b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

             (c) the Company defaults in the performance of or compliance with any term contained in Section 7.1(d), 9.6 or 10.2 through 10.11; or

             (d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) or any Additional Covenant and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "NOTICE OF DEFAULT" and to refer specifically to this paragraph (d) of Section 11); or

             (e) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

             (f) (i) the Company or any Restricted Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $5,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Restricted Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $5,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared due and payable before its stated maturity or before its regularly scheduled dates of payment; or

             (g) the Company or any Restricted Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

             (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Restricted Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Restricted Subsidiaries, or any such petition shall be filed against the Company or any of its Restricted Subsidiaries and such petition shall not be dismissed within 60 days; or

             (i) a final judgment or judgments for the payment of money aggregating in excess of $5,000,000 are rendered against one or more of the Company and its Restricted Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

             (j) if (i) any Plan subject to the minimum funding standards of ERISA or the Code shall fail to satisfy such standards for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate amount of unfunded accrued plan benefit liabilities under all Plans subject to Title IV of ERISA, determined in accordance with Financial Accounting Standards Board Statement No. 87 or 132, as the case may be, as of the end of such Plans' most recently ended plan year on the basis of actuarial assumptions specified for funding purposes in such Plans' most recent actuarial valuation report, shall exceed $5,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Restricted Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Restricted Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, would reasonably be expected to have a Materially Adverse Effect.

As used in Section 11(j), the terms "EMPLOYEE BENEFIT PLAN" and "EMPLOYEE WELFARE BENEFIT PLAN" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

12.    REMEDIES ON DEFAULT, ETC.

12.1.  ACCELERATION.

             (a) If an Event of Default with respect to the Company described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

             (b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 66 2/3% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

             (c)  If any Event of Default described in paragraph (a) or (b) of
Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

             Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the Special Premium determined in respect of such principal amount, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of Special Premium by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

12.2.  OTHER REMEDIES.

             If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

12.3.  RESCISSION.

             At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of not less than 66 2/3% in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if
(a) the Company has paid all overdue interest on the Notes, all principal of and the Special Premium, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Special Premium, if any, and any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to the amendment and waiver provisions hereof, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

12.4.  WAIVERS OR ELECTION OF REMEDIES, EXPENSES, ETC.

             No course of dealing and no delay on the part of any holder of any
Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 16.1, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

                                                                      SCHEDULE B



                                 DEFINED TERMS



             As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

             "ADDITIONAL COVENANT" is defined in Section 9.7.

             "AFFILIATE" means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. As used in this definition, "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "AFFILIATE" is a reference to an Affiliate of the Company.

             "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York, Chicago, Illinois or Dallas, Texas are required or authorized to be closed.

             "CAPITAL LEASE" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

             "CAPITAL LEASE OBLIGATION" means, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which would, in accordance with GAAP, appear as a liability on a balance sheet of such Person.

             "CHANGE OF CONTROL" is defined in Section 9.6.

             "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

             "CONSOLIDATED ASSETS" means the total assets of the Company and its Restricted Subsidiaries which would be shown as assets on a consolidated balance sheet of the Company and its Restricted Subsidiaries prepared in accordance with GAAP, after eliminating all amounts properly attributable to minority interests, if any, in the stock and surplus of Restricted Subsidiaries.

             "CONSOLIDATED CAPITALIZATION" means, at any time, the sum of Consolidated Net Worth and Consolidated Indebtedness.

             "CONSOLIDATED INDEBTEDNESS" means, as of any date of determination, the total of all Indebtedness of the Company and its Restricted Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits between the Company and its Restricted Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Restricted Subsidiaries in accordance with GAAP.

             "CONSOLIDATED NET INCOME" for any period means the net income (or net loss) of the Company and its Restricted Subsidiaries for such period, determined in accordance with GAAP, excluding

             (a)     the proceeds of any life insurance policy;

             (b) any gain arising from (1) the sale or other disposition of any assets (other than current assets) to the extent that the aggregate amount of gains exceeds the aggregate amount of losses from the sale, abandonment or other disposition of assets (other than current assets), (2) any write-up of assets, or (3) the acquisition by the Company or any Restricted Subsidiary of its outstanding securities constituting Indebtedness;

             (c) any amount representing the interest of the Company or any Restricted Subsidiary in the undistributed earnings of any other Person;

             (d) any earnings of any other Person accrued prior to the date it becomes a Restricted Subsidiary or is merged into or consolidated with the Company or a Restricted Subsidiary and any earnings, prior to the date of acquisition, of any other Person acquired in any other manner; and

             (e) any deferred credit (or amortization of a deferred credit) arising from the acquisition of any Person.

             "CONSOLIDATED NET WORTH" means, at any time,

             (a) the sum of (i) the par value (or value stated on the books of the Company) of the capital stock (but excluding treasury stock and capital stock subscribed and unissued) of the Company and its Restricted Subsidiaries at such time plus (ii) the amount of paid-in-capital and retained earnings of the Company and its Restricted Subsidiaries at such time, in each case as such amounts would be shown on a consolidated balance sheet of the Company and its Restricted Subsidiaries as of such time prepared in accordance with GAAP, minus

             (b) to the extent included in clause (a), all amounts properly attributable to minority interests, if any, in the stock and surplus of Restricted Subsidiaries.

             "DEFAULT" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

             "DEFAULT RATE" means that rate of interest that is the greater of
(i) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 2% over the rate of interest publicly announced by The Chase Manhattan Bank in New York, New York as its "BASE" or "PRIME" rate.

             "DISTRIBUTION" means, in respect of any corporation, association or other business entity:

             (a) dividends or other distributions or payments on capital stock or other equity interest of such corporation, association or other business entity (except distributions in such stock or other equity interests); and

             (b) the redemption or acquisition of such stock or other equity interests or of warrants, rights or other options to purchase such stock or other equity interests (except when solely in exchange for such stock or other equity interests) unless made, contemporaneously, from the net proceeds of a sale of such stock or other equity interests.

             "ENVIRONMENTAL LAWS" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

             "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

             "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

             "EVENT OF DEFAULT" is defined in Section 11.

             "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

             "EXCLUDED TRANSFERS" is defined in Section 10.3.

             "EXISTING NOTE PURCHASE AGREEMENTS" means (i) the Agreements of Assumption and Restatement dated as of December 1, 1991 between the Company and the institutional investors parties thereto, (ii) the Note Purchase Agreements dated as of December 1, 1993 between the Company and the institutional investors parties thereto, and (iii) the Note Purchase Agreement dated as of July 6, 1995 between the Company and the institutional investors parties thereto.

             "FAIR MARKET VALUE" means, at any time and with respect to any property, the sale value of such property that would be realized in an arm's length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell).

             "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

             "GOVERNMENTAL AUTHORITY"  means

             (a)     the government of

             (i) the United States of America or any State or other political subdivision thereof, or

             (ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

             (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

             "GUARANTY" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such
Person:

             (a) to purchase such Indebtedness or obligation or any property constituting security therefor;

             (b) to advance or supply funds (i) for the purchase or payment of such Indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation;

             (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of any other Person to make payment of the Indebtedness or obligation; or

             (d) otherwise to assure the owner of such Indebtedness or obligation against loss in respect thereof. In any computation of the Indebtedness or other liabilities of the obligor under any

Guaranty, the Indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

             "HAZARDOUS SUBSTANCE" means any contaminant, pollutant or toxic or hazardous substance, and any substance that is defined or listed as a hazardous, toxic or dangerous substance under any Environmental Law or that is otherwise regulated or prohibited under any Environmental Law as a hazardous, toxic or dangerous substance.

             "HOLDER" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to
Section 10 of the Existing Note Purchase Agreements.

             "INDEBTEDNESS" with respect to any Person means, at any time, without duplication,

             (a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

             (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

             (c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

             (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

             (e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money, but excluding in any event obligations in respect of (1) trade or commercial letters of credit issued for the account of the Company or a Restricted Subsidiary in the ordinary course of its business and (2) stand-by letters of credit issued to support obligations of the Company or a Restricted Subsidiary that do not constitute Indebtedness);

             (f)     Swaps of such Person; and

             (g) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

             Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (g) above to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

             "INSTITUTIONAL INVESTOR" means (a) any original purchaser of a Note, (b) any holder of a Note holding more than 10% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

             "INTERGROUP TRANSFER" is defined in Section 10.3.

             "LIEN" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

             "MATERIAL" means material in relation to the business, operations, affairs, financial condition, assets, or properties of the Company and its Subsidiaries taken as a whole.

             "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Restricted Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, or (c) the validity or enforceability of this Agreement or the Notes.

             "MULTIEMPLOYER PLAN" means any Plan that is a "MULTIEMPLOYER PLAN" (as such term is defined in section 4001(a)(3) of ERISA).

             "NEW OWNER" is defined in Section 9.6.

             "NORRIS FAMILY" is defined in Section 9.6.

             "OFFICER'S CERTIFICATE" means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

             "OTHER AGREEMENTS" means, when used in the case of an Existing Note Purchase Agreement referred to in clause (i) or (ii) of the definition thereof, the other substantially identical agreements entered into by the Company and other institutional investors in connection therewith.

             "ORDINARY COURSE TRANSFER" is defined in Section 10.3.

             "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

             "PERSON" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

             "PLAN" means an "EMPLOYEE BENEFIT PLAN" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

             "PREFERRED STOCK" means any class of capital stock of a corporation that is preferred over any other class of capital stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

             "PROPERTY" or "PROPERTIES" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

             "PROPERTY DISPOSITION DATE" is defined in Section 10.3.

             "PURCHASE DATE" is defined in Section 9.6.

             "QPAM EXEMPTION" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

             "REQUIRED HOLDERS" means, at any time, the holders of at least 51% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

             "RESPONSIBLE OFFICER" means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this agreement.

             "RESTRICTED INDEBTEDNESS" means, without duplication, (i) Indebtedness of the Company or any Restricted Subsidiary which is secured by a Lien not otherwise permitted under subsections (a) through (h) of Section 10.5, and (ii) Indebtedness of a Restricted Subsidiary owing to any Person other than the Company or a Wholly-Owned Subsidiary.

             "RESTRICTED PAYMENT" means any Distribution in respect of the Company or any Restricted Subsidiary (other than on account of capital stock or other equity interests of a Restricted Subsidiary owned legally and beneficially by the Company or another Restricted Subsidiary), including, without limitation, any Distribution resulting in the acquisition by the Company of Securities which would constitute treasury stock. For purposes of this Agreement, the amount of any Restricted Payment made in property shall be the greater of (x) the Fair Market Value of such property (as determined in good faith by the board of directors (or equivalent governing body) of the Person making such Restricted Payment) and (y) the net book value thereof on the books of such Person, in each case determined as of the date on which such Restricted Payment is made.

             "RESTRICTED SUBSIDIARY" means any Subsidiary of the Company which is (a) listed as a Restricted Subsidiary in Schedule C attached hereto or (b) organized under the laws of, and conducts substantially all of its business and maintains substantially all of its property and assets within, the United States or any state thereof (including the District of Columbia).

             "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

             "SECURITY" has the meaning set forth in Section 2(1) of the Securities Act.

             "SENIOR FINANCIAL OFFICER" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

             "SUBSIDIARY" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "SUBSIDIARY" is a reference to a Subsidiary of the Company.

             "SWAPS" means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

             "TRANSFER" means, with respect to any Person, any transaction in which such Person sells, conveys, transfers or leases (as lessor) any of its property, including capital stock of, or a Security issued by, a Subsidiary.

             "UNRESTRICTED SUBSIDIARY" means any Subsidiary other than a Restricted Subsidiary.

             "VOTING RIGHTS" is defined in Section 9.6.

             "WHOLLY-OWNED RESTRICTED SUBSIDIARY" or "WHOLLY-OWNED SUBSIDIARY" means, at any time, any Restricted Subsidiary or Subsidiary, respectively, one hundred percent (100%) of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company's other Wholly-Owned Restricted Subsidiaries or Wholly-Owned Subsidiaries, respectively, at such time.

                                                                      SCHEDULE C


                     LENNOX INTERNATIONAL INC. SUBSIDIARIES

                             AS OF JANUARY 31, 1998

                                     PAGE 1



                                                                                                                   LOCATION OF
                                                                                                                   SUBSTANTIAL
NAME                                     OWNERSHIP         JURISDICTION OF INC.        RESTRICTED/UNRESTRICTED     OPERATING ASSETS
----                                     ---------         --------------------        -----------------------     -----------------
(1)      LENNOX INDUSTRIES INC.             100%           Iowa                        Restricted                  United States
                 SEE ATTACHED CHART

(2)      HEATCRAFT INC.                     100%           Mississippi                 Restricted                  United States

(3)      HEATCRAFT TECHNOLOGIES INC.        100%           Delaware                    Restricted                  United States

(4)      ARMSTRONG AIR CONDITIONING INC.    100%           Ohio                        Restricted                  United States

(5)      LENNOX FOREIGN SALES CORP.         100%           U.S. Virgin Islands         Unrestricted                N/A

(6)      LENNOX COMMERCIAL REALTY INC.      100%           Iowa                        Restricted                  United States

(7)      LENNOX GLOBAL LTD.                 100%           Delaware                    Unrestricted                United States
                 See Attached Chart





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                     LENNOX INTERNATIONAL INC. SUBSIDIARIES

                             AS OF JANUARY 31, 1998

                                     PAGE 2






                                                                                                                   LOCATION OF
                                                                                                                   SUBSTANTIAL
NAME                                     OWNERSHIP         JURISDICTION OF INC.        RESTRICTED/UNRESTRICTED     OPERATING ASSETS
----                                     ---------         --------------------        -----------------------     -----------------

LENNOX INDUSTRIES INC.

(a) Products Acceptance Corporation      100%              Iowa                        Restricted                  N/A

(b) Lennox Industries (Canada) Ltd.      100%              Canada                      Unrestricted                Canada

(c) Lennox Industries SW Inc.            100%              Iowa                        Restricted                  N/A

(d) Lennox Manufacturing Inc.            100%              Delaware                    Restricted                  United States





                                      C-2
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                     LENNOX INTERNATIONAL INC. SUBSIDIARIES

                            AS OF JANUARY 31, 1998

                                     PAGE 3




                                                                                                                   LOCATION OF
                                                                                                                   SUBSTANTIAL
NAME                                     OWNERSHIP         JURISDICTION OF INC.        RESTRICTED/UNRESTRICTED     OPERATING ASSETS
----                                     ---------         --------------------        -----------------------     -----------------

LENNOX GLOBAL LTD.

(a)      UK Industries Inc.              100%              Delaware                    Unrestricted                N/A

(b)      UK Global Ltd.                  100%              Delaware                    Unrestricted                N/A

(c)      Lennox Australia Pty. Ltd.      100%              Australia                   Unrestricted                Australia

(d)      LGL Asia-Pacific Pte. Ltd.      100%              Rep. of Singapore           Unrestricted                Singapore

(e)      LGL (Australia) Pty. Ltd.       100%              Australia                   Unrestricted                Australia

(f)      LGL de Mexico, S.A. de C.V.     99%               Mexico                      Unrestricted                Mexico

(g)      Ets. Brancher S.A.              70%               France                      Unrestricted                France

         (1)     SEE ATTACHED CHART





                                      C-3
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                     LENNOX INTERNATIONAL INC. SUBSIDIARIES

                             AS OF JANUARY 31, 1998

                                     PAGE 4




                                                                                                                   LOCATION OF
                                                                                                                   SUBSTANTIAL
NAME                                     OWNERSHIP         JURISDICTION OF INC.        RESTRICTED/UNRESTRICTED     OPERATING ASSETS
----                                     ---------         --------------------        -----------------------     -----------------

ETS. BRANCHER S.A.

(a)      HCF-Lennox Limited              100%              United Kingdom              Unrestricted                United Kingdom

         (1)  Lennox Industries          100%              United Kingdom              Unrestricted                United Kingdom

              (A) Environheat Limited    100%              United Kingdom              Unrestricted                N/A

(b)      HCF Lennox S.A.                 100%              France                      Unrestricted                France

         (1)  SEE ATTACHED CHART

(c)      Frinotech S.A.                  99.68%            France                      Unrestricted                N/A

(d)      Friga-Bohn S.A.                 100%              France                      Unrestricted                France

         (1)  Friga-Bohn
              Warmeauslauscher GmbH      100%              Germany                     Unrestricted                Germany
         (2)  ERSA                       79.5%             Spain                       Unrestricted                Spain
         (3)  West                       80%               Italy                       Unrestricted                Italy
         (4)  Friga-Coil                 50%               Czech Republic              Unrestricted                Czech Republic
         (5)  Herac Ltd.                 100%              United Kingdom              Unrestricted                N/A

(e)      SCI Geraval                     99.83%            France                      Unrestricted                France

(f)      SCI Groupe Brancher             76%               France                      Unrestricted                France

                     LENNOX INTERNATIONAL INC. SUBSIDIARIES

                             AS OF JANUARY 31, 1998

                                     PAGE 5




                                                                                                                   LOCATION OF
                                                                                                                   SUBSTANTIAL
NAME                                     OWNERSHIP         JURISDICTION OF INC.        RESTRICTED/UNRESTRICTED     OPERATING ASSETS
----                                     ---------         --------------------        -----------------------     -----------------
HCF LENNOX S.A.

(a)      Refac B.V.                      100%              Netherlands                 Unrestricted                Netherlands

         (1)  Refac NV                   100%              Belgium                     Unrestricted                Belgium
         (2)  Refac Nord GmbH            100%              Germany                     Unrestricted                N/A
              (A)  Refac West GmbH       100%              Germany                     Unrestricted                N/A
         (3)  Refac Kalte-Klima
              Technik Vertriebs GmbH     50%               Germany                     Unrestricted                N/A
         (4)  Refac UK Ltd.              100%              United Kingdom              Unrestricted                United Kingdom

(b)      Hyfra GmbH                      100%              Germany                     Unrestricted                Germany

(c)      Lennox-Refac S.A.               100%              Spain                       Unrestricted                Spain

         (1)  Redi Andalucia S.A.        70%               Spain                       Unrestricted                N/A
         (2)  Lennox Refac               100%              Portugal                    Unrestricted                N/A
         (3)  Redi Sur Andalucia S.A.    70%               Spain                       Unrestricted                N/A
         (4)  Deutsche Bronswerk GmbH    100%              Germany                     Unrestricted                Germany
         (5)  Bronswerk Refac GmbH       100%              Germany                     Unrestricted                Germany





                                      C-5